           Prospectus Supplement to Prospectus Dated December 4, 2000

                        MBNA Master Credit Card Trust II
                                     Issuer
                    MBNA America Bank, National Association
                              Seller and Servicer

                                 SERIES 2000-L

                     $462,500,000 Asset Backed Certificates


                            The trust will issue--

 Consider carefully the
 risk factors beginning
 on page S-13 in this
 prospectus supplement
 and page 10 in the
 prospectus.

                                   Class A certificates Class B certificates
                                   -------------------- --------------------
                 Principal amount   $425,000,000        $37,500,000
                 Certificate rate   6.50% annually      One-Month LIBOR
                                                        plus 0.50% annually
                 Interest paid      Monthly             Monthly
                 First interest
                  payment date      February 15, 2001   February 15, 2001
                 Scheduled
                  principal
                  payment date      November 15, 2007   November 15, 2007
                 Legal final        April 15, 2010      April 15, 2010
                  maturity

 A certificate is not a
 deposit and neither
 the certificates nor
 the underlying
 accounts or
 receivables are
 insured or guaranteed
 by the Federal Deposit
 Insurance Corporation
 or any other
 governmental agency.


 The certificates will      Credit enhancement--
 represent interests in
 the trust only and
 will not represent
 interests in or
 obligations of MBNA or
 any MBNA affiliate.

                            The Class B certificates are subordinated to the Class A certificates. Subordination of the Class B certificates provides credit enhancement for the Class A certificates.


                            The trust is also issuing a collateral interest in
 This prospectus            the amount of $37,500,000 that is subordinated to
 supplement may be          the Class A certificates and the Class B
 used to offer and sell     certificates. Subordination of the collateral
 the certificates only      interest provides credit enhancement for both the
 if accompanied by the      Class A certificates and the Class B certificates.
 prospectus.

Neither the SEC nor any state securities commission has approved the certificates or determined that this prospectus supplement or the accompanying prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                    Underwriters of the Class A certificates
Salomon Smith Barney

           Banc of America Securities LLC

                     Banc One Capital Markets, Inc.

                                Barclays Capital

                                            Deutsche Banc Alex. Brown

                    Underwriter of the Class B certificates

                              Salomon Smith Barney
                                December 5, 2000

 Important Notice about Information Presented in this Prospectus Supplement and the Accompanying Prospectus

  We provide information to you about the certificates in two separate documents: (a) the accompanying prospectus, which provides general information, some of which may not apply to your series of certificates and (b) this prospectus supplement, which describes the specific terms of your series of certificates.

  If the terms of your series of certificates vary between this prospectus supplement and the accompanying prospectus, you should rely on the information in this prospectus supplement.

  We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying prospectus provide the pages on which these captions are located.

  Parts of this prospectus supplement and the accompanying prospectus use defined terms. You can find a listing of the pages where definitions can be found under the caption "Index of Terms for Prospectus Supplement" beginning on page S-56 in this document and under the caption "Index of Terms for Prospectus" on page 59 in the accompanying prospectus.

                               ----------------

                               Table of Contents

                                                                           Page
                                                                           ----
Summary of Terms..........................................................  S-4
 Offered Securities.......................................................  S-4
  Interest Payments.......................................................  S-4
  Principal Payments......................................................  S-5
 The Collateral Interest..................................................  S-5
 Credit Enhancement.......................................................  S-5
 Interest Rate Swap.......................................................  S-5
 Other Interests in the Trust.............................................  S-6
  Other Series of Certificates............................................  S-6
  The Seller Interest.....................................................  S-6
 Information about the Receivables........................................  S-6
 Allocations and Payments to You and Your Series..........................  S-6
  Allocations of Collections of Finance Charge Receivables................  S-7
  Allocations of Collections of Principal Receivables.....................  S-8
   Revolving Period.......................................................  S-9
   Controlled Accumulation Period......................................... S-10
   Rapid Accumulation Period.............................................. S-10
   Rapid Amortization Period.............................................. S-11
   Pay Out Events......................................................... S-11
 Shared Principal Collections............................................. S-11
 Denominations............................................................ S-12
 Registration, Clearance and Settlement................................... S-12
 Tax Status............................................................... S-12
 ERISA Considerations..................................................... S-12
 Certificate Ratings...................................................... S-12
 Exchange Listing......................................................... S-12
Risk Factors.............................................................. S-13
 The interest rate swap can affect the timing of principal payments of the certificates............................................................ S-13
MBNA's Credit Card Portfolio.............................................. S-14
 Billing and Payments..................................................... S-14
 Delinquencies and Collection Efforts..................................... S-14
 The Bank Portfolio....................................................... S-15
  Delinquency and Gross Charge-Off Experience............................. S-15
  Revenue Experience...................................................... S-16
  Interchange............................................................. S-17
  Payment Rates........................................................... S-18
The Trust Portfolio....................................................... S-18

                                                                            Page
                                                                            ----
Maturity Considerations.................................................... S-22
 Controlled Accumulation Period............................................ S-22
 Rapid Accumulation Period................................................. S-23
 Rapid Amortization Period................................................. S-23
 Swap Termination Events................................................... S-24
 Interest Reserve Account Event............................................ S-24
MBNA and MBNA Corporation.................................................. S-25
Description of Series Provisions........................................... S-25
 Interest Payments......................................................... S-25
 Principal Payments........................................................ S-27
 Postponement of Controlled Accumulation Period............................ S-29
 Interest Rate Swap........................................................ S-30
 Swap Counterparty......................................................... S-33
 Subordination............................................................. S-33
 Allocation Percentages.................................................... S-33
 Reallocation of Cash Flows................................................ S-37
 Application of Collections................................................ S-39
 Shared Principal Collections.............................................. S-44
 Required Collateral Interest.............................................. S-44
 Defaulted Receivables; Investor Charge-Offs............................... S-45
 Principal Funding Account................................................. S-47
 Reserve Account........................................................... S-48
 Swap Reserve Fund......................................................... S-49
 Pay Out Events............................................................ S-49
 Servicing Compensation and Payment of Expenses............................ S-51
 Amendments................................................................ S-52
ERISA Considerations....................................................... S-52
 General................................................................... S-52
 Class A Certificates...................................................... S-53
 Class B Certificates...................................................... S-53
Underwriting............................................................... S-54
Index of Terms for Prospectus Supplement................................... S-56
Annex 1: Other Series Issued and Outstanding...............................  A-1

                                Summary of Terms

 . This summary highlights selected information from this document and does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the certificates, read carefully this entire document and the accompanying prospectus.

 . This summary provides an overview of certain calculations, cash flows and other information to aid your understanding and is qualified by the full description of these calculations, cash flows and other information in this prospectus supplement and the accompanying prospectus.

Offered Securities

MBNA Master Credit Card Trust II is offering the Class A certificates and the Class B certificates as part of Series 2000-L. The Class A certificates and the Class B certificates represent an interest in the assets of the trust.

The Class B certificates are subordinated to the Class A certificates and the interest rate swap.

 Interest Payments

The Class A certificates will accrue interest for each interest period at an annual rate equal to 6.50%.

The Class B certificates will accrue interest for each interest period at an annual rate equal to LIBOR plus 0.50%.

Interest accrued during each interest period will be due on each distribution date. Any interest due but not paid on a distribution date will be payable on the next distribution date together with additional interest at the applicable certificate rate plus 2% per annum.

 . A distribution date is the 15th day of each month, or if that day is not a business day, the next business day. The first distribution date is February 15, 2001.

 . Each interest period begins on and includes a distribution date and ends on but excludes the next distribution date. However, the first interest period will begin on and include December 13, 2000, which is the closing date, and end on but exclude February 15, 2001, the first distribution date.

 . LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date. In addition, see "Description of Series Provisions--Interest Payments" in this prospectus supplement for a discussion of the determination of LIBOR if that rate does not appear on Telerate Page 3750 (or similar replacement page).

 . LIBOR determination dates are:

 . December 11, 2000, for the period beginning on and including the closing date and ending on but excluding January 16, 2001;

 . January 11, 2001, for the period beginning on and including January 16, 2001 and ending on but excluding February 15, 2001; and

 . the second London business day prior to the first day of each interest period, for each interest period following the first interest period.

The following time line shows the relevant dates for the first two interest periods.


                       First Two Interest Periods

         Closing                Interest             Interest
         Date                   Payment              Payment
         (12/13/00)             (2/15/01)            (3/15/01)
         |                      |                    |
-----------------------------------------------------------(two right arrows
      |           |           |                   |           appear here)
      LIBOR       LIBOR       LIBOR               LIBOR
      Set         Re-set      Re-set              Re-set
      (12/11/00)  (1/11/01)   (2/13/01)           (3/13/01)


Other interest periods will follow sequentially after the second interest period.

See "Description of Series Provisions--Interest Payments" in this prospectus supplement for a discussion of the determination of amounts available to pay interest and for the definition of business day and London business day.

You may obtain the Class B certificate rate for the current and immediately preceding interest periods by telephoning The Bank of New York, the trustee, at
(212) 815-5731.

 Principal Payments

You are expected to receive payment of principal in full on November 15, 2007, or, if that date is not a business day, the next business day, which is called the scheduled payment date. However, principal could be paid earlier or later, or in reduced amounts. No principal will be paid to the Class B certificateholders until either the Class A certificateholders are paid in full or, during the rapid accumulation period, the amount on deposit in the principal funding account equals the Class A investor interest. For a discussion of how amounts are allocated and the timing of principal payments, see "Maturity Considerations" in this prospectus supplement and in the accompanying prospectus and "Description of Series Provisions--Allocation Percentages" in this prospectus supplement.

The final payment of principal and interest on the certificates will be made no later than April 15, 2010, or, if that date is not a business day, the next business day, which is called the Series 2000-L termination date.

See "Description of Series Provisions--Principal Payments" in this prospectus supplement for a discussion of amounts available to pay principal.

The Collateral Interest

The trust is also issuing an interest in the assets of the trust that is subordinated to the certificates and the interest rate swap, called the collateral interest. The initial size of the collateral interest is $37,500,000, representing 7.5% of the sum of the initial aggregate principal amount of the certificates and the initial size of the collateral interest. As a subordinated interest, the collateral interest is a form of credit enhancement for the certificates. The collateral interest holder will have voting and certain other rights as if the collateral interest were a subordinated class of certificates.

Credit Enhancement

Credit enhancement for your series is for your series's benefit only, and you are not entitled to the benefits of any credit enhancement available to other series.

Subordination of the Class B certificates provides credit enhancement for the Class A certificates and the interest rate swap. Subordination of the collateral interest provides credit enhancement for the Class A certificates, the interest rate swap and the Class B certificates. The collateral interest and the interest of the Class B certificateholders must be reduced to zero before the Class A certificateholders will suffer any loss of principal. The collateral interest must be reduced to zero before the Class B certificateholders will suffer any loss of principal. For a description of the events which may lead to a reduction of Class A, Class B and the collateral interest, see "Description of Series Provisions--Reallocation of Cash Flows," "--Application of Collections" and "--Defaulted Receivables; Investor Charge-Offs" in this prospectus supplement.

Interest Rate Swap

The trust and BNP Paribas, the swap counterparty, will enter into the interest rate swap. Under the interest rate swap, for each interest period:

 . the swap counterparty will make a payment to the trust, based on the outstanding principal amount of the Class A certificates, at an annual rate equal to 6.50%; and

 . the trust will make a payment to the swap counterparty, based on the outstanding principal amount of the Class A certificates, at an annual rate equal to Swap LIBOR plus 0.20% (or a lesser rate as specified in the interest rate swap).

Generally, payments owed between the trust and the swap counterparty will be made on a net basis. Amounts paid by the trust to the swap counterparty will be paid from collections of finance charge receivables and certain other available amounts allocated to the Class A certificates. Amounts paid by the swap counterparty to the trust will be deposited into the finance charge account and allocated to the Class A certificates.

For a more detailed discussion of the interest rate swap, see "Description of Series Provisions-- Interest Rate Swap" and "--Application of Collections-- Payment of Interest, Fees and Other Items" in this prospectus supplement.

The swap counterparty currently has a long-term credit rating of A+ from Standard & Poor's and Aa3 from Moody's, and a short-term credit rating of A-1 from Standard & Poor's. For a discussion of the consequences of a credit rating of the swap counterparty below certain levels, or a withdrawal of the swap counterparty's credit ratings, see "Risk Factors" and "Description of Series Provisions--Interest Rate Swap" in this prospectus supplement.

Other Interests in the Trust

 Other Series of Certificates
The trust has issued other series of certificates and expects to issue additional series of certificates. When issued by the trust, the certificates of each of those series also represent an interest in the assets of the trust. You can review a summary of each series previously issued and currently outstanding under the caption "Annex I: Other Series Issued and Outstanding" included at the end of this prospectus supplement. The trust may issue additional series with terms that may be different from any other series without prior review or consent by any certificateholders.

 The Seller Interest
MBNA will own the seller interest, which represents the remaining interest in the assets of the trust not represented by the certificates, the collateral interest and the other interests issued by the trust or the obligations of the trust under the interest rate swap. The seller interest does not provide credit enhancement for your series or any other series.

Information about the Receivables

The trust assets include receivables from certain MasterCard(R) and VISA(R)* revolving credit card accounts selected from MBNA's credit card account portfolio.

The receivables consist of both principal receivables and finance charge receivables.

Principal receivables are, generally, (a) amounts charged by cardholders for goods and services and (b) cash advances.

Finance charge receivables are (a) the related finance charges and credit card fees and (b) for your series, certain amounts of fees, called interchange, collected through MasterCard and VISA and annual membership fees collected from cardholders.

MBNA, as servicer, will collect payments on the receivables in the trust and will deposit those collections in a collection account. The servicer will keep track of those collections that are finance charge receivables and those collections that are principal receivables.

Allocations and Payments to You and Your Series

Each month, the servicer will allocate collections and the amount of receivables that are not collected and are written off as uncollectible, called the default amount, among:

 . your series, based on the size of your series's interest in the trust
  (initially $500,000,000) called the investor interest;

 . other outstanding series, based on the size of their respective interests in the trust; and

 . MBNA, based on the size of the seller interest.

The trust assets allocated to your series will be allocated to the following, based on varying percentages:

 . holders of the Class A certificates, based on the portion of the investor interest represented by the Class A certificates (initially $425,000,000) called the Class A investor interest;

 . holders of the Class B certificates, based on the portion of the investor interest represented by the Class B certificates (initially $37,500,000) called the Class B investor interest; and

--------
* MasterCard(R) and VISA(R) are federally registered servicemarks of MasterCard International Inc. and Visa U.S.A., Inc., respectively.

 . the holder of the collateral interest, based on the portion of the investor interest represented by the collateral interest (initially $37,500,000).

See the following chart and "Description of Series Provisions--Allocation Percentages" in this prospectus supplement.

The following chart illustrates the trust's general allocation structure only and does not reflect the relative percentages of collections or other amounts allocated to the seller interest, to any series, including your series, or to holders of the Class A certificates, the Class B certificates or the collateral interest.


                          Allocation of Trust Assets
                               ----------------
                                 Trust Assets
                               ----------------
                      -----------------------------------
     ---------------         ---------------           ---------------
           Other                   Your                      Seller
          Series                  Series                    Interest
     ---------------         ---------------           ---------------
                      -----------------------------------
     ---------------         ---------------           ---------------
         Class A                 Class B                  Collateral
       Certificates            Certificates                Interest
     ---------------         ---------------           ---------------


You are entitled to receive payments of interest and principal based upon allocations to your series. The investor interest, which is the basis for allocations to your series, is the sum of (a) the Class A investor interest,
(b) the Class B investor interest and (c) the collateral interest. The Class A investor interest, the Class B investor interest and the collateral interest will initially equal the outstanding principal amount of the Class A certificates, the Class B certificates and the collateral interest. The investor interest will decline as a result of principal payments and may decline due to the writing off of charged-off receivables or other reasons. If your investor interest declines, amounts allocated and available for payment to your series and to you will be reduced. For a description of the events which may lead to these reductions, see "Description of Series Provisions-- Reallocation of Cash Flows" in this prospectus supplement.

 Allocations of Collections of Finance Charge  Receivables

The chart on the following page demonstrates the manner in which collections of finance charge receivables are allocated and applied to your series. The chart is a simplified demonstration of certain allocation and payment provisions and is qualified by the full description of these provisions in this prospectus supplement and the accompanying prospectus.

Step 1: Collections of finance charge receivables for your series are allocated, based on varying percentages, among the Class A investor interest, the Class B investor interest and the collateral interest.

Step 2: Collections of finance charge receivables allocated to the Class A investor interest are applied to cover, in the following priority: the interest payment due to Class A, the payment, if any, due to the swap counterparty, Class A's portion of the servicing fee due to the servicer and Class A's portion of the default amount.

 Collections of finance charge receivables allocated to the Class B investor interest are applied to cover, in the following priority: the interest payment due to Class B and Class B's portion of the servicing fee due to the servicer.

 Collections of finance charge receivables allocated to the collateral interest are applied, under certain circumstances, to cover the collateral interest's portion of the servicing fee due to the servicer.

 Remaining collections of finance charge receivables allocated to the Class B investor interest and the collateral interest are applied in Step 3 because of their subordinated status.

Step 3: Collections of finance charge receivables allocated to your series and not used in Step 2 are treated as excess spread and applied, in the following priority, to cover:

 . the interest payment due to Class A, the payment, if any, due to the swap counterparty, Class A's portion of the servicing fee due to the servicer and Class A's portion of the default amount, each to the extent not covered in Step 2;

 . reimbursement of certain reductions of the Class A investor interest;

           Allocations of Collections of Finance Charge Receivables

                         --------------------------------------
                              Collections of Finance Charge
                          Receivables Allocated to Your Series
                         --------------------------------------

                   --------------------------------------------------

------       ----------------       ----------------      -------------------
Step 1       Class A Investor       Class B Investor      Collateral Interest
------          Interest               Interest                  Amount
             ----------------       ----------------      -------------------

------     --------------------   --------------------   ----------------------
Step 2     1. Class A Interest    1. Class B Interest    1. Collateral Interest
------        Payment                Payment                Servicing Fee
           2. Swap Payment        2. Class B Servicing
           3. Class A Servicing      Fee
              Fee
           4. Class A Default
              Amount
           --------------------   --------------------   ----------------------

                    --------------------------------------------------

-------                            --------------------
Step 3                                 Excess Spread
-------                            --------------------

                    --------------------------------------------------
                        1. Class A Interest Payment
                        2. Swap Payment
                        3. Class A Servicing Fee
                        4. Class A Default Amount
                        5. Reimburse Class A Investor Interest
                        6. Class B Interest Payment
                        7. Class B Servicing Fee
                        8. Class B Default Amount
                        9. Reimburse Class B Investor Interest
                       10. Apply Remaining Excess Spread to
                           Collateral Interest and Other Items as
                           Described Above in the Accompanying Text
                    --------------------------------------------------


 . the interest payment due to Class B and Class B's portion of the servicing fee due to the servicer, each to the extent not covered in Step 2;

 . Class B's portion of the default amount;

 . reimbursement of certain reductions of the Class B investor interest;

 . the interest payment due to the collateral interest;

 . the collateral interest's portion of the servicing fee due to the servicer, to the extent not covered in Step 2;

 . the collateral interest's portion of the default amount;

 . reimbursement of certain reductions of the collateral interest if it is below its minimum required amount; and

 . funding, if necessary, of a reserve account maintained to cover certain interest payment shortfalls, if any.

Remaining excess spread is then applied in accordance with the loan agreement.

See "Description of Series Provisions--Application of Collections" in this prospectus supplement.

 Allocations of Collections of Principal  Receivables

The chart on the following page demonstrates the manner in which collections of principal receivables are allocated and applied to your series. The chart is a simplified demonstration of certain allocation and payment provisions and is qualified by the full descriptions of these provisions in this prospectus supplement and the accompanying prospectus.

Step 1: Collections of principal receivables for your series are allocated, based on varying percentages, among the Class A investor interest, the Class B investor interest and the collateral interest.

Step 2: Collections of principal receivables allocated to the collateral interest and the Class B

              Allocations of Collections of Principal Receivables


                    --------------------------------------
                     Collections of Principal Receivables
                          Allocations to Your Series
                    --------------------------------------

 --------    ------------------   ------------------    ---------------------
  Step 1      Class A Investor     Class B Investor      Collateral Interest
 --------         Interest              Interest               Amount
             ------------------   ------------------    ---------------------

 --------             --------------------------    -------------------------
  Step 2               Reallocation for Class A,     Reallocation for Class A
 --------                       if any                   & Class B, if any
                      --------------------------    -------------------------

                    --------------------------------------

 --------             ---------------------------- ----------------------------
  Step 3              Available Investor Principal Shared Principal Collections
 --------                       Collections           from Other Series
                      ---------------------------- ----------------------------

                       ------------------------------------------
                       1.  Class A Principal Payment
                       2.  Class B Principal Payment
                       3.  Collateral Interest Principal Payment
                       ------------------------------------------

 --------                         ----------------------------
  Step 4                          Shared Principal Collections
 --------                                 to Other Series
                                  ----------------------------

 investor interest may be reallocated and made available to pay amounts due to the Class A investor interest and amounts due, if any, to the swap counterparty that have not been paid by either the Class A's share of collections of finance charge receivables or excess spread. If required Class A amounts are satisfied, the collateral interest also provides the same type of protection to the Class B investor interest. Certain collections which are reallocated for Class A or Class B will not be made part of collections available to pay principal.

Step 3: Collections of principal receivables allocated to your series and not used in Step 2 above are combined with shared principal collections from other series, to the extent necessary and available, and treated as collections available to pay principal.

 Available investor principal collections may be paid, or accumulated and then paid, to you as payments of principal. The amount, priority and timing of your principal payments, if any, depend on whether your series is in the revolving period, the controlled accumulation period, the rapid accumulation period or the rapid amortization period, as described below.

 Except during the rapid accumulation period, the Class A certificates will be paid in full before the Class B certificates receive any payments of principal. As available investor principal collections are accumulated for the Class A certificates and the Class B certificates, the minimum required credit enhancement (i.e. the required collateral interest) will decrease and available investor principal collections will be paid to the holder of the collateral interest to the extent of this decrease.

 See "Maturity Considerations" and "Description of Series Provisions-- Application of Collections" in this prospectus supplement.

Step 4: Collections of principal receivables allocated to your series and not used in Steps 2 and 3 above may be paid to other series, to the extent necessary, or to the holder of the seller interest.

Revolving Period: Series 2000-L will have a period of time, called the revolving period, when the trust will not pay, or accumulate, principal for certificateholders or the holder of the collateral interest. In general, during the revolving period the trust will pay available principal to other series or the holder of the seller interest. See "Description of Series Provisions--Principal Payments" and "-- Application of Collections" in this prospectus supplement.

The revolving period starts on the closing date and ends on the earliest to begin of:

 . the controlled accumulation period;

 . the rapid accumulation period; or

 . the rapid amortization period.

Controlled Accumulation Period: During the period called the controlled accumulation period, each month the servicer will deposit a specified amount of principal collections in an account, called the principal funding account, in order to pay the certificates and the collateral interest in full on the scheduled payment date.

Each month, the trust will pay principal not required to be deposited in the principal funding account to other series or the holder of the seller interest. Each month, if the amount actually deposited in the principal funding account is less than the required deposit, the amount of this deficiency will be carried forward as a shortfall and included in the next month's required deposit.

See "Description of Series Provisions--Principal Payments" and "--Application of Collections" in this prospectus supplement. For information about the application of money on deposit in the principal funding account, including any net investment earnings, see "Description of Series Provisions--Principal Funding Account" in this prospectus supplement.

On the scheduled payment date, the trust will use the money on deposit in the principal funding account to pay (a) the Class A investor interest and (b) if the Class A investor interest is paid in full, the Class B investor interest.

You should be aware that there may not be sufficient amounts available to pay principal in full for the Class A investor interest and the Class B investor interest on the scheduled payment date. In addition, if the money on deposit in the principal funding account is insufficient to pay these amounts on the scheduled payment date or if a trust pay out event or a Series 2000-L pay out event occurs, either the rapid accumulation period or the rapid amortization period will begin and the timing of your principal payments could change. See "Maturity Considerations" in this prospectus supplement and in the accompanying prospectus.

The controlled accumulation period is scheduled to begin at the close of business on October 31, 2006, but in some cases may be delayed to no later than the close of business on September 30, 2007. See "Description of Series Provisions--Postponement of Controlled Accumulation Period" in this prospectus supplement.

The controlled accumulation period will end when any one of the following occurs:

 . the investor interest is paid in full;

 . the rapid accumulation period begins;

 . the rapid amortization period begins; or

 . the Series 2000-L termination date.

Rapid Accumulation Period: If a period called the rapid accumulation period begins, the servicer will deposit any available principal collections, up to the Class A investor interest, into the principal funding account, in order to pay the Class A certificates in full on the scheduled payment date. Each month during the rapid accumulation period prior to the scheduled payment date, the trust will use any available principal collections not required to be deposited and accumulated in the principal funding account for the benefit of the Class A certificateholders to pay the Class B investor interest. During the rapid accumulation period principal will not be paid to the holders of the Class A certificates.

See "Description of Series Provisions--Principal Payments" and "--Application of Collections" in this prospectus supplement.

For information about the application of money on deposit in the principal funding account, including any net investment earnings, see "Description of Series Provisions--Principal Funding Account" in this prospectus supplement.

On the scheduled payment date, the trust will use the accumulated money on deposit in the principal funding account to pay the Class A investor interest, and the interest rate swap will terminate.

You should be aware that there may not be sufficient amounts available (a) to pay principal in full for the Class A investor interest on the scheduled payment date or (b) to pay principal in full for the Class B investor interest at any time during the rapid accumulation period. In addition, if (i) the interest rate swap terminates, (ii) a credit rating of the swap counterparty is below certain levels or a withdrawal of the credit rating of the swap counterparty occurs, and the swap counterparty fails to adequately fund the interest reserve account, or (iii) a trust pay out event occurs, the rapid amortization period will begin and the timing of your principal payments could change.

See "Maturity Considerations," "Description of Series Provisions--Pay Out Events" and "--Interest Rate Swap" in this prospectus supplement and "Maturity Considerations" and "Description of the Certificates--Pay Out Events" in the accompanying prospectus for a discussion of the events that might lead to the start of a rapid amortization period.

The rapid accumulation period will begin when a Series 2000-L pay out event occurs prior to the scheduled payment date, so long as (a) the interest rate swap has not been terminated and (b) if a credit rating of the swap counterparty is below certain levels or a withdrawal of the credit rating of the swap counterparty has occurred, the swap counterparty has adequately funded the interest reserve account. The rapid accumulation period will end when either of the following occurs:

 . the rapid amortization period begins; or

 . the scheduled payment date.

Rapid Amortization Period: If a period called the rapid amortization period begins, the trust will use any available principal collections allocated to your series to pay (a) the Class A investor interest, (b) if the Class A investor interest is paid in full, the Class B investor interest and (c) if the Class B investor interest is paid in full, the collateral interest. These payments will begin on the distribution date in the month after the rapid amortization period begins.

The rapid amortization period will begin on the earlier to occur of (a) a trust pay out event or (b) a Series 2000-L pay out event if either the interest rate swap is or has been terminated or, following certain reductions or a withdrawal of the rating of the swap counterparty, the swap counterparty has failed to adequately fund the interest reserve account. The rapid amortization period will end when any one of the following occurs:

 . the investor interest is paid in full;

 . the Series 2000-L termination date; or

 . the trust termination date.

Pay Out Events: Certain adverse events called pay out events might lead to the start of either the rapid accumulation period or the rapid amortization period and the end of any of the revolving period, the controlled accumulation period or the rapid accumulation period.

The pay out events for your series are described in "Description of Series Provisions--Pay Out Events" in this prospectus supplement. In addition, see "Description of the Certificates--Pay Out Events" in the accompanying prospectus for a discussion of the consequences of an insolvency or receivership of the seller.

Shared Principal Collections

This series is included in a group of series designated as "group one." Each series identified under the caption "Annex I: Other Series Issued and Outstanding" included at the end of this prospectus supplement is, and other series in the future may be, included in group one. To the extent that collections of principal receivables allocated to your series are not needed to make payments or deposits to the principal funding account for your series, these collections, called shared principal collections, will be applied to cover principal payments for other series within group one. Any reallocation for this purpose will not reduce your series's investor interest. In addition, you may receive the benefits of collections of principal receivables and certain other amounts allocated to other series in group one, to the extent those collections are not needed for those other series. See "Description of Series Provisions-- Shared Principal Collections" in this prospectus supplement and

"Description of the Certificates--Shared Principal Collections" in the accompanying prospectus.

Denominations

Beneficial interests in the certificates will be offered in minimum denominations of $1,000 and integral multiples of that amount.

Registration, Clearance and Settlement

Your certificates will be registered in the name of Cede & Co., as the nominee of the Depository Trust Company. You will not receive a definitive certificate representing your interest, except in limited circumstances described in the accompanying prospectus when certificates in fully registered, certificated form are issued. See "Description of the Certificates--Definitive Certificates" in the accompanying prospectus.

You may elect to hold your certificates through DTC, in the United States, or Clearstream Banking, societe anonyme or the Euroclear System, in Europe. Transfers within DTC, Clearstream or Euroclear, as the case may be, will be made in accordance with the usual rules and operating procedures of those systems. Cross-market transfers between persons holding directly or indirectly through DTC and counterparties holding directly or indirectly through Clearstream or Euroclear will be made in DTC through the relevant depositaries of Clearstream or Euroclear. See "Description of the Certificates--Book-Entry Registration" in the accompanying prospectus.

We expect that the certificates will be delivered in book-entry form through the facilities of DTC, Clearstream and Euroclear on or about the closing date.

Tax Status

Special counsel to the seller is of the opinion that under existing law your certificates will be characterized as debt for federal income tax purposes. The seller has agreed, and, by the purchase of your certificates, you agree, to treat your certificates as debt for federal, state and local income tax purposes and franchise tax purposes. See "Federal Income Tax Consequences" in the accompanying prospectus for additional information concerning the application of federal income tax laws.

ERISA Considerations

Subject to important considerations described under "ERISA Considerations" in this prospectus supplement and in the accompanying prospectus, the Class A certificates are eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

For the reasons discussed under "ERISA Considerations" in this prospectus supplement and the accompanying prospectus, the Class B certificates are not eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts.

Certificate Ratings

The Class A certificates are required to be rated in the highest rating category by at least one nationally recognized rating organization.

The Class B certificates are required to be rated in one of the three highest rating categories by at least one nationally recognized rating organization. See "Certificate Ratings" in the accompanying prospectus for a discussion of the primary factors upon which the ratings are based.

Exchange Listing

We will apply to list the certificates on the Luxembourg Stock Exchange. We cannot guarantee that the application for the listing will be accepted. You should consult with Deutsche Bank Luxembourg S.A., the Luxembourg listing agent for the certificates, Boulevard Konrad Adenauer 2, L-1115 Luxembourg, phone number (352) 42 12 21, to determine whether or not the certificates are listed on the Luxembourg Stock Exchange.

                                  Risk Factors

  You should consider the following risk factor and the risk factors described in the accompanying prospectus in deciding whether to purchase the certificates.

      The interest rate swap can affect the timing of principal payments of the certificates.

      Since the swap counterparty makes payments under the interest rate swap based on a fixed rate for the related interest period and the trust makes payments under the interest rate swap based on a floating rate for the related interest period, it is possible that the amount owing to the swap counterparty for any interest period could exceed the amount owing to the trust for the related interest period and that a net swap payment will be owing by the trust to the swap counterparty. If a net swap payment is owing by the trust to the swap counterparty for any distribution date, the swap counterparty will be entitled to that payment from collections of finance charge receivables and certain other available amounts otherwise allocated to the Class A certificates. If net swap payments are made out of excess spread or reallocated principal collections, the amount of credit enhancement supporting the certificates may be reduced.

      If the long-term credit rating of the swap counterparty is reduced below BBB- by Standard & Poor's or below Baa3 by Moody's, or is withdrawn by either Standard & Poor's or Moody's, the swap counterparty may be directed to assign its rights and obligations under the interest rate swap to a replacement swap counterparty. You should be aware that there may not be a suitable replacement swap counterparty. In addition, we cannot assure you that any assignment of the swap counterparty's rights and obligations will occur. See "Description of Series Provisions--Interest Rate Swap" in this prospectus supplement.

      A payment default by the swap counterparty or the trust may result in the termination of the interest rate swap. The interest rate swap may also be terminated upon the occurrence of certain other events described under "Description of Series Provisions--Interest Rate Swap" in this prospectus supplement. See "Maturity Considerations," "Description of Series Provisions-- Interest Rate Swap" and "--Pay Out Events" in this prospectus supplement.

      If during the revolving period or the controlled accumulation period either the interest rate swap is terminated or an interest reserve account event occurs, the occurrence of a Series 2000-L pay out event will result in the start of the rapid amortization period rather than the rapid accumulation period. Furthermore, if during the rapid accumulation period either the interest rate swap is terminated or an interest reserve account event occurs, the rapid amortization period will start. We cannot assure you that the interest rate swap will not terminate prior to the scheduled payment date or that an interest reserve account event will not occur prior to the scheduled payment date. See "Description of Series Provisions--Interest Rate Swap" and "--Pay Out Events" in this prospectus supplement.

      Although the rating agencies have not relied on the ratings of the swap counterparty in rating either the Class A certificates or the Class B certificates, but rather have relied on the value of the receivables and the benefits of the applicable credit enhancement, we cannot assure you that interest on the Class A certificates can be paid if a payment default by the swap counterparty occurs.

                          MBNA's Credit Card Portfolio

Billing and Payments

  MBNA, using MBNA Hallmark Information Services, Inc. as its service bureau, generates and mails to cardholders monthly statements summarizing account activity and processes cardholder monthly payments. Generally, cardholders must make a monthly minimum payment at least equal to the lesser of (i) the sum of all finance charges, bank imposed fees, a stated minimum amount (generally $15) and past due amounts or (ii) 2.25% of the statement balance plus past due amounts, but generally not less than $15. Certain eligible cardholders are given the option periodically to take a payment deferral.

  The finance charges on purchases, which are assessed monthly, are calculated by multiplying the account's average daily purchase balance by the applicable daily periodic rate, and multiplying the result by the number of days in the billing cycle. Finance charges are calculated on purchases from the date of the purchase or the first day of the billing cycle in which the purchase is posted to the account, whichever is later. Monthly periodic finance charges are not assessed in most circumstances on new purchases if all balances shown on the previous billing statement are paid by the due date, which is generally at least 25 days after the billing date. Monthly periodic finance charges are not assessed in most circumstances on previous purchases if all balances shown on the two previous billing statements are paid by their respective due dates.

  The finance charges, which are assessed monthly on cash advances (including balance transfers), are calculated by multiplying the account's average cash advance balance by the applicable daily periodic rate, and multiplying the result by the number of days in the billing cycle. Finance charges are calculated on cash advances (including balance transfers) from the date of the transaction. Currently, MBNA generally treats the day on which a cash advance check is deposited or cashed as the transaction date for such check.

  MBNA offers fixed rate and variable rate credit card accounts. MBNA also offers temporary promotional rates.

  MBNA assesses annual membership fees on certain accounts although under various marketing programs these fees may be waived or rebated. For most credit card accounts, MBNA also assesses late, overlimit and returned check charges. MBNA generally assesses a fee on cash advances and certain purchase transactions.

Delinquencies and Collection Efforts

  An account is contractually delinquent if the minimum payment is not received by the due date indicated on the customer's statement. Efforts to collect contractually delinquent credit card receivables currently are made by MBNA's Customer Assistance personnel. Collection activities include statement messages, telephone calls and formal collection letters. MBNA employs two principal computerized systems for collecting past due accounts. The Predictive Management System analyzes each cardholder's purchase and repayment habits and selects accounts for initial contact with the objective of contacting the highest risk accounts first. The accounts selected are queued to MBNA's proprietary Outbound Call Management System. This system sorts accounts by a number of factors, including time zone, degree of delinquency and dollar amount due, and automatically dials delinquent accounts in order of priority. Representatives are automatically linked to the cardholder's account information and voice line when a contact is established.

  Accounts are worked continually at each stage of delinquency through the 180 day past due level. As an account enters the 180 day delinquency level, it is classified as a potential charge-off. Accounts failing to make a payment during the 180 day cycle are written off. Managers may defer a charge-off of an account for another month, pending continued payment activity or other special circumstances. Senior manager approval is required on all exceptions to charge-off. Accounts of cardholders in bankruptcy are currently charged-off no later than is consistent with this policy.

  In February 1999, the Federal Financial Institutions Examination Council published a revised policy statement on the classification of consumer loans. The revised policy establishes uniform guidelines for charge-off of loans to delinquent, bankrupt and deceased borrowers, for charge-off of fraudulent accounts, and for re-aging, extending, deferring or rewriting delinquent accounts. The guidelines must be implemented by December 31, 2000. MBNA will implement the guidelines in December 2000. MBNA, as servicer, will accelerate charge-off of some delinquent loans when it implements the guidelines and does not expect implementation to have an effect upon the payment of principal and interest on the certificates. This statement is a forward-looking statement, subject to certain risks and uncertainties. The implementation of the guidelines could, in combination with other adverse changes, such as a material increase in charge-off rates or in the rate of interest payable to certificateholders, have a material adverse effect upon the payments of principal and interest on the certificates.

The Bank Portfolio

  Delinquency and Gross Charge-Off Experience

  The following tables set forth the delinquency and gross charge-off experience for each of the periods shown for the portfolio of credit card accounts owned by the seller, referred to as the "bank portfolio." Any particular segment of the bank portfolio may have delinquency and gross charge-off characteristics different from those of the overall bank portfolio.

  As of the beginning of the day on November 20, 2000, the receivables in the trust portfolio represented approximately 93% of the bank portfolio. Because the trust portfolio is only a portion of the bank portfolio, actual delinquency and gross charge-off experience with respect to the receivables in the trust may be different from that set forth below for the bank portfolio. We cannot assure you that the delinquency and gross charge-off experience for the receivables in the future will be similar to the historical experience of the bank portfolio set forth below.

                             Delinquency Experience
                                 Bank Portfolio
                             (Dollars in Thousands)

                              September 30,                                   December 31,
                         ----------------------- -----------------------------------------------------------------------
                                  2000                    1999                    1998                    1997
                         ----------------------- ----------------------- ----------------------- -----------------------
                                     Percentage              Percentage              Percentage              Percentage
                                      of Total                of Total                of Total                of Total
                         Receivables Receivables Receivables Receivables Receivables Receivables Receivables Receivables
                         ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Receivables
 Outstanding(1)........  $61,163,461             $56,810,333             $46,946,483             $41,567,876
Receivables Delinquent:
 30-59 Days............  $ 1,040,955    1.70%    $   902,788    1.59%    $   842,557    1.79%    $   799,458    1.92%
 60-89 Days............      581,280    0.95         525,253    0.92         459,367    0.98         386,276    0.93
 90 or more............    1,345,127    2.20       1,179,671    2.08       1,009,157    2.15         833,957    2.01
                         -----------    ----     -----------    ----     -----------    ----     -----------    ----
 Total.................  $ 2,967,362    4.85%    $ 2,607,712    4.59%    $ 2,311,081    4.92%    $ 2,019,691    4.86%
                         ===========    ====     ===========    ====     ===========    ====     ===========    ====

--------
(1) The receivables outstanding on the accounts consist of all amounts due from cardholders as posted to the accounts as of the end of the period shown.

                          Gross Charge-Off Experience
                                 Bank Portfolio
                             (Dollars in Thousands)

                             Nine Months
                                Ended           Year Ended December 31,
                            September 30, -------------------------------------
                                2000         1999         1998         1997
                            ------------- -----------  -----------  -----------
Average Receivables
 Outstanding(1)...........   $58,162,162  $49,447,496  $43,205,658  $36,651,499
Total Gross Charge-
 Offs(2)..................     2,349,090    2,891,449    2,415,466    1,897,006
Total Gross Charge-Offs as
 a percentage of
 Average Receivables
 Outstanding(3)...........          5.39%        5.85%        5.59%        5.18%

--------
(1) Average receivables outstanding is the average of the daily receivable balance during the period indicated.
(2) Total gross charge-offs as a percentage of average receivables outstanding for the month ended October 31, 2000 was 5.26% calculated as an annualized figure. Total gross charge-offs are total principal and interest charge-offs before recoveries and do not include the amount of any reductions in average receivables outstanding due to fraud, returned goods, customer disputes or other miscellaneous credit adjustments.
(3) The percentage reflected for the nine months ended September 30, 2000 is an annualized figure.

  Revenue Experience

  The gross revenues from finance charges and fees billed to accounts in the bank portfolio for each of the three calendar years contained in the period ended December 31, 1999 and the nine calendar months contained in the period ended September 30, 2000 are set forth in the following table.

  The historical yield figures in the following table are calculated on an accrual basis. Collections of receivables included in the trust will be on a cash basis and may not reflect the historical yield experience in the table. During periods of increasing delinquencies or periodic payment deferral programs, accrual yields may exceed cash amounts collected from cardholders. Conversely, cash yields may exceed accrual yields as amounts collected in a current period may include amounts accrued during prior periods.

  However, the seller believes that during the three calendar years contained in the period ended December 31, 1999 and the nine calendar months contained in the period ended September 30, 2000, the yield on an accrual basis closely approximated the yield on a cash basis. The yield on both an accrual and a cash basis will be affected by numerous factors, including the monthly periodic finance charges on the receivables, the amount of the annual membership fees and other fees, changes in the delinquency rate on the receivables and the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges. See "Risk Factors" in the accompanying prospectus.

                               Revenue Experience
                                 Bank Portfolio

                                  Nine Months
                                     Ended        Year Ended December 31,
                                 September 30, -------------------------------
                                     2000        1999       1998       1997
                                 ------------- ---------  ---------  ---------
Average Account Monthly Accrued
 Finance
 Charges and Fees(1)(2)........    $   29.68   $   28.38  $   27.59  $   25.58

Average Account Balance(3).....    $2,001.87   $1,971.71  $1,902.58  $1,822.14

Yield from Finance Charges and
 Fees(4).......................        17.79%      17.27%     17.40%     16.85%

Yield from Interchange(5)......         1.66%       1.57%      1.32%      1.23%

Yield from Finance Charges,
 Fees and Interchange(6).......        19.45%      18.84%     18.72%     18.08%

--------
(1) Finance charges and fees are comprised of monthly periodic finance charges and other credit card fees.
(2) Average account monthly accrued finance charges and fees are presented net of adjustments made pursuant to MBNA's normal servicing procedures, including removal of incorrect or disputed monthly periodic finance charges.
(3) Average account balance includes purchases, cash advances and accrued and unpaid monthly periodic finance charges and other charges and is calculated based on the average of the account balances during the periods shown for accounts with charging privileges.
(4) Yield from finance charges and fees is the result of dividing the annualized average account monthly accrued finance charges and fees by the average account balance for the period.
(5) Yield from interchange is the result of dividing annualized revenue attributable to interchange received during the period by the average account balance for the period. The amount of interchange for each of the periods indicated above has been estimated.
(6) The percentage reflected for the nine months ended September 30, 2000 is an annualized figure.

  The revenue for the bank portfolio shown in the above table is comprised of monthly periodic finance charges, credit card fees and interchange. These revenues vary for each account based on the type and volume of activity for each account. Because the trust portfolio is only a portion of the bank portfolio, actual yield with respect to receivables in the trust may be different from that set forth above for the bank portfolio. See "MBNA's Credit Card Activities" in the accompanying prospectus.

  Interchange

  The seller will transfer to the trust a percentage of the interchange attributed to cardholder charges for goods and services in the accounts of the trust. Interchange will be allocated to the certificates and the Collateral Interest based on their portion of the Investor Interest and of cardholder charges for goods and services in the accounts of the trust relative to the total amount of cardholder charges for goods and services in the MasterCard and VISA credit card accounts owned by MBNA, as reasonably estimated by the seller.

  MasterCard and VISA may from time to time change the amount of interchange reimbursed to banks issuing their credit cards. Interchange will be treated as collections of finance charge receivables for the purposes of determining the amount of finance charge receivables, allocating collections of finance charge receivables, making required monthly payments and calculating the Portfolio Yield. Under the circumstances described herein, interchange will be used to pay a portion of the Investor Servicing Fee required to be paid on each transfer date. See "Description of Series Provisions--Servicing Compensation and Payment of Expenses" in this prospectus supplement and "MBNA's Credit Card Activities--Interchange" in the accompanying prospectus.

  Payment Rates

  The following table sets forth the highest and lowest cardholder monthly payment rates for the bank portfolio during any month in the periods shown and the average cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of total opening monthly account balances during the periods shown. Payment rates shown in the table are based on amounts which would be deemed payments of principal receivables and finance charge receivables with respect to the accounts.

                Cardholder Monthly Payment Rates Bank Portfolio

                                               Nine Months       Year Ended
                                                  Ended         December 31,
                                              September 30, --------------------
                                                  2000       1999   1998   1997
                                              ------------- ------ ------ ------
        Lowest Month.........................    13.75%     13.29% 12.26% 11.30%
        Highest Month........................    14.82%     14.59% 14.07% 13.15%
        Monthly Average......................    14.24%     14.09% 13.35% 12.20%

  Generally, cardholders must make a monthly minimum payment at least equal to the lesser of (i) the sum of all finance charges, bank imposed fees, a stated minimum amount (generally $15) and past due amounts or (ii) 2.25% of the statement balance plus past due amounts, but generally not less than $15. Certain eligible cardholders are given the option periodically to take a payment deferral. We cannot assure you that the cardholder monthly payment rates in the future will be similar to the historical experience set forth above. In addition, the amount of collections of receivables may vary from month to month due to seasonal variations, general economic conditions and payment habits of individual cardholders.

                              The Trust Portfolio

  The receivables conveyed to the trust arise in accounts selected from the bank portfolio on the basis of criteria set forth in the master agreement as applied on June 22, 1994, called the "cut-off date," and, with respect to additional accounts, as of the related date of their designation. The seller has the right, subject to certain limitations and conditions set forth therein, to designate from time to time additional accounts and to transfer to the trust all receivables of such additional accounts. Any additional accounts designated must be eligible accounts as of the date the seller designates such accounts as additional accounts. The seller has designated additional accounts and conveyed the receivables arising therein to the trust 29 times since the cut-off date. The aggregate total principal receivables added to the trust in those additions was approximately $45.945 billion.

  The seller will be required to designate additional accounts, to the extent available:

    (a) to maintain the Seller Interest so that, during any period of 30 consecutive days, the Seller Interest averaged over that period equals or exceeds the Minimum Seller Interest for the same period; and

    (b) to maintain, for so long as certificates of any series (including the certificates for your series) remain outstanding, an aggregate amount of principal receivables equal to or greater than the Minimum Aggregate Principal Receivables.


  "Minimum Seller Interest" for any period means 4% of the average principal receivables for such period. The seller may reduce the Minimum Seller Interest to not less than 2% of the average principal receivables for such period upon satisfaction of the Rating Agency Condition and certain other conditions to be set forth in the master agreement.

  "Minimum Aggregate Principal Receivables" means, with respect to all series then outstanding, unless otherwise provided in the related series supplement, an amount equal to the sum of the numerators used in the calculation of the Investor Percentages with respect to principal receivables for all outstanding series on such date, except that:

  . with respect to any series in its rapid accumulation period, or such other period as designated in the related series supplement, with an Investor Interest (as defined in the prospectus) as of such date of determination equal to the principal funding account balance relating to such series, taking into account any deposit to be made to the principal funding account relating to such series on the transfer date following such date of determination, the numerator used in the calculation of the Investor Percentage with respect to principal receivables relating to such series will, solely for the purpose of the definition of Minimum Aggregate Principal Receivables, be deemed to equal zero; and

  . the Minimum Aggregate Principal Receivables may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied.

  "Rating Agency Condition" means the notification in writing by each selected rating agency to the seller, the servicer and the trustee that a proposed action will not result in any rating agency reducing or withdrawing its then existing rating of the investor certificates of any outstanding series or class of a series with respect to which it is a rating agency.

  The seller has the right, subject to certain limitations and conditions, to designate certain removed accounts and to require the trustee to reconvey all receivables in such removed accounts to the seller. Once an account is removed, receivables existing or guaranteed under that account are not transferred to the trust.

  As of the beginning of the day on November 20, 2000:

  . the trust portfolio included $55,868,996,663 of principal receivables and $1,477,892,327 of finance charge receivables;

  . the accounts had an average principal receivable balance of $1,457 and an average credit limit of $12,031;

  . the percentage of the aggregate total receivable balance to the aggregate total credit limit was 12.4%;

  . the average age of the accounts was approximately 53 months;

  . cardholders whose accounts are included in the trust portfolio had billing addresses in all 50 States and the District of Columbia;

  . 29.8% of the accounts were standard accounts and 70.2% were premium accounts; and

  . the aggregate principal receivable balances of standard accounts and premium accounts, as a percentage of the total aggregate principal receivables, were 20.0% and 80.0%, respectively.

  The following tables summarize the trust portfolio by various criteria as of the beginning of the day on November 20, 2000. Because the future composition of the trust portfolio may change over time, these tables do not describe the composition of the trust portfolio at any future time.

                 Composition by Account Balance Trust Portfolio

                                      Percentage of                  Percentage
                            Number    Total Number                    of Total
Account Balance Range     of Accounts  of Accounts    Receivables    Receivables
---------------------     ----------- ------------- ---------------  -----------
Credit Balance..........     565,700        1.5%    $   (69,552,624)     (0.1)%
No Balance..............  22,595,186       58.9                   0       0.0
$.01-$  5,000.00........  10,987,373       28.7      15,066,322,058      26.3
$ 5,000.01-$10,000.00...   2,728,684        7.1      19,223,493,516      33.5
$10,000.01-$15,000.00...     874,467        2.3      10,547,319,851      18.4
$15,000.01-$20,000.00...     326,042        0.8       5,592,848,086       9.7
$20,000.01-$25,000.00...     151,826        0.4       3,392,228,539       5.9
$25,000.01 or More......     105,593        0.3       3,594,229,564       6.3
                          ----------      -----     ---------------     -----
  Total.................  38,334,871      100.0%    $57,346,888,990     100.0%
                          ==========      =====     ===============     =====

                          Composition by Credit Limit
                                Trust Portfolio
                                      Percentage of                  Percentage
                            Number    Total Number                    of Total
Credit Limit Range        of Accounts  of Accounts    Receivables    Receivables
------------------        ----------- ------------- ---------------  -----------
Less than or equal to
 $5,000.00..............   7,219,722       18.8%    $ 4,705,270,705       8.2%
$  5,000.01-$10,000.00..  11,528,419       30.1      16,050,118,442      28.0
$10,000.01-$15,000.00...   8,708,527       22.7      13,010,238,721      22.7
$15,000.01-$20,000.00...   5,096,987       13.3       8,680,568,137      15.1
$20,000.01-$25,000.00...   4,064,720       10.6       8,373,823,096      14.6
$25,000.01 or More......   1,716,496        4.5       6,526,869,889      11.4
                          ----------      -----     ---------------     -----
  Total.................  38,334,871      100.0%    $57,346,888,990     100.0%
                          ==========      =====     ===============     =====

                      Composition by Period of Delinquency
                                Trust Portfolio

Period of Delinquency                 Percentage of                  Percentage
(Days Contractually         Number    Total Number                    of Total
Delinquent)               of Accounts  of Accounts    Receivables    Receivables
---------------------     ----------- ------------- ---------------  -----------
Not Delinquent..........  36,869,694       96.2%    $49,599,886,255      86.5%
Up to 29 Days...........     886,122        2.3       4,499,211,273       7.8
30 to 59 Days...........     231,815        0.6       1,248,777,827       2.2
60 to 89 Days...........     118,214        0.3         631,535,424       1.1
90 or More Days.........     229,026        0.6       1,367,478,211       2.4
                          ----------      -----     ---------------     -----
  Total.................  38,334,871      100.0%    $57,346,888,990     100.0%
                          ==========      =====     ===============     =====

                   Composition by Account Age Trust Portfolio

                                     Percentage of                 Percentage
                           Number    Total Number                   of Total
Account Age              of Accounts  of Accounts    Receivables   Receivables
-----------              ----------- ------------- --------------- -----------
Not More Than 6
 Months.................  2,372,687        6.2%    $ 2,754,310,354      4.8%
Over  6 Months to 12
 Months.................  2,428,300        6.3       3,415,636,193      5.9
Over 12 Months to 24
 Months.................  5,667,383       14.8       7,274,667,679     12.7
Over 24 Months to 36
 Months.................  5,460,586       14.3       5,939,976,959     10.3
Over 36 Months to 48
 Months.................  5,916,138       15.4       7,168,950,982     12.5
Over 48 Months to 60
 Months.................  4,900,530       12.8       6,461,336,085     11.3
Over 60 Months to 72
 Months.................  3,412,528        8.9       5,600,586,535      9.8
Over 72 Months..........  8,176,719       21.3      18,731,424,203     32.7
                         ----------      -----     ---------------    -----
  Total................. 38,334,871      100.0%    $57,346,888,990    100.0%
                         ==========      =====     ===============    =====

              Geographic Distribution of Accounts Trust Portfolio

                                       Percentage of                 Percentage
                             Number    Total Number                   of Total
State                      of Accounts  of Accounts    Receivables   Receivables
-----                      ----------- ------------- --------------- -----------
California................  3,917,066       10.2%    $ 6,709,293,658     11.7%
New York..................  2,864,717        7.5       4,034,016,286      7.0
Texas.....................  2,239,429        5.8       3,899,652,252      6.8
Florida...................  2,308,119        6.0       3,597,587,710      6.3
Pennsylvania..............  2,261,039        5.9       2,860,902,412      5.0
New Jersey................  1,494,351        3.9       2,349,512,531      4.1
Illinois..................  1,630,933        4.3       2,274,623,141      4.0
Ohio......................  1,670,878        4.4       2,081,840,872      3.6
Michigan..................  1,426,067        3.7       2,075,102,075      3.6
Virginia..................  1,218,863        3.2       1,884,609,743      3.3
Other..................... 17,303,409       45.1      25,579,748,310     44.6
                           ----------      -----     ---------------    -----
  Total................... 38,334,871      100.0%    $57,346,888,990    100.0%
                           ==========      =====     ===============    =====

                            Maturity Considerations

  You are expected to receive payment of principal in full on November 15, 2007, the "scheduled payment date." You may, however, receive payments of principal earlier than the scheduled payment date if either (a) a Trust Pay Out Event occurs or (b)(i) a Series 2000-L Pay Out Event occurs or has occurred and
(ii) either the interest rate swap is or has been terminated or an Interest Reserve Account Event occurs or has occurred. The occurrence of either of the foregoing would result in the commencement of the Rapid Amortization Period. The holders of the Class B certificates will not begin to receive principal payments until the final principal payment on the Class A certificates has been made or, during the Rapid Accumulation Period, until an amount equal to the Class A Investor Interest has been deposited in the principal funding account.

Controlled Accumulation Period

  Series 2000-L will have a period of time, called the "Controlled Accumulation Period" when payments of principal are deposited in the principal funding account to pay the certificates in full on the scheduled payment date. The Controlled Accumulation Period is scheduled to begin at the close of business on October 31, 2006, but in some cases may be delayed to no later than the close of business on September 30, 2007. The Controlled Accumulation Period will end when any one of the following occurs:

  .the Investor Interest is paid in full;

  .the Rapid Accumulation Period begins;

  .the Rapid Amortization Period begins; or

  .the Series 2000-L Termination Date.

  On each transfer date during the Controlled Accumulation Period, an amount equal to, for each monthly period, the least of:

    (a) the Available Investor Principal Collections;

    (b) the applicable Controlled Deposit Amount, which is equal to the sum of the applicable Controlled Accumulation Amount for such monthly period and the applicable Accumulation Shortfall, if any; and

    (c) the sum of the Class A Adjusted Investor Interest and the Class B Adjusted Investor Interest prior to any deposits on such day;

will be deposited in the principal funding account established by the trustee until the principal funding account balance equals the sum of the Class A Investor Interest and the Class B Investor Interest. Amounts in the principal funding account are expected to be available to pay in full the Class A Investor Interest and, after the payment of the Class A Investor Interest in full, the Class B Investor Interest on the scheduled payment date. If Available Investor Principal Collections for any monthly period during the Controlled Accumulation Period exceed the Controlled Deposit Amount, any such excess will be paid to the Collateral Interest holder on the related transfer date, to the extent that the Collateral Interest exceeds the Required Collateral Interest. After the Class A Investor Interest and the Class B Investor Interest have each been paid in full, Available Investor Principal Collections, to the extent required, will be distributed to the Collateral Interest holder on each related transfer date until the earlier of the date on which the Collateral Interest has been paid in full and the Series 2000-L Termination Date.

  We cannot assure you that collections of principal receivables in the trust portfolio will be similar to the payment rate experience shown in the table under "MBNA's Credit Card Portfolio--The Bank Portfolio--Payment Rates" in this prospectus supplement, or that, therefore, deposits into the principal funding account will equal the Controlled Accumulation Amount. In addition, as described under "Description of Series Provisions--Postponement of Controlled Accumulation Period" in this prospectus supplement, the servicer may shorten the Controlled Accumulation Period and, in such event, we cannot assure you that there will be sufficient time to accumulate all amounts necessary to pay the Investor Interest on the scheduled payment date. See "Maturity Considerations" and "Risk Factors" in the accompanying prospectus. If the amount required to pay the Class A Investor Interest and the Class B Investor Interest in full is not available on the scheduled payment date, a Pay Out Event will occur and the Rapid Amortization Period will commence.

Rapid Accumulation Period

  A Series 2000-L Pay Out Event occurs, either automatically or after specified notice, if one of the adverse events described in "Description of Series Provisions--Pay Out Events" in this prospectus supplement occurs. If a Series 2000-L Pay Out Event occurs during either the Revolving Period or the Controlled Accumulation Period, and the interest rate swap has not been terminated or an Interest Reserve Account Event has not occurred, the "Rapid Accumulation Period" will commence. During the Rapid Accumulation Period:

    (a) any amount on deposit in the principal funding account up to the Class A Investor Interest will be held there for the benefit of the Class A certificateholders; and

    (b) any amount on deposit in the principal funding account in excess of the Class A Investor Interest will be available to pay the Class B certificateholders on the first distribution date with respect to the Rapid Accumulation Period.

  On each transfer date during the Rapid Accumulation Period, an amount equal to, for each monthly period, the lesser of:

    (a) Available Investor Principal Collections; and

    (b) the Class A Adjusted Investor Interest prior to any deposits on such day;

will be deposited in the principal funding account, until the amount on deposit in the principal funding account equals the Class A Investor Interest. Available Investor Principal Collections deposited in the principal funding account during the Rapid Accumulation Period will not be subject to the Controlled Deposit Amount. Funds on deposit in the principal funding account will be available to pay the Class A certificateholders on the scheduled payment date (or earlier under certain circumstances described herein).

  After the amount on deposit in the principal funding account equals the Class A Investor Interest, Available Investor Principal Collections will be paid to the Class B certificateholders on each distribution date until the earliest of:

    (a) the date on which the Class B certificates are paid in full;

    (b) the Series 2000-L Termination Date; and

    (c) the Trust Termination Date.

  Unless either (a) the interest rate swap terminates or an Interest Reserve Account Event occurs, or (b) a Trust Pay Out Event occurs, in each case, prior to the scheduled payment date, the Rapid Accumulation Period will end on the scheduled payment date.

Rapid Amortization Period

  A Pay Out Event occurs, either automatically or after specified notice, if one of the adverse events described in "Description of Series Provisions--Pay Out Events" in this prospectus supplement occurs. If either (a) a Trust Pay Out Event occurs or (b)(i) a Series 2000-L Pay Out Event occurs or has occurred and
(ii) either the interest rate swap is or has been terminated or an Interest Reserve Account Event occurs or has occurred, the "Rapid Amortization Period" will commence, and any amount on deposit in the principal funding account will be paid to the Class A certificateholders and, after the Class A Investor Interest has been paid in full, the Class B certificateholders on the first distribution date with respect to the Rapid Amortization Period.

  During the Rapid Amortization Period, Available Investor Principal Collections will be paid to the Class A certificateholders on each distribution date until the earliest of:

    (a) the date on which the Class A certificates are paid in full;

    (b) the Series 2000-L Termination Date; and

    (c) the Trust Termination Date.

  After the Class A certificates have been paid in full and if the Series 2000-L Termination Date or the Trust Termination Date has not occurred, Available Investor Principal Collections will be paid to the Class B certificateholders on each distribution date until the earliest of:

    (a) the date on which the Class B certificates are paid in full;

    (b) the Series 2000-L Termination Date; and

    (c) the Trust Termination Date.

Swap Termination Events

  The interest rate swap may be terminated by its terms, whether or not the Class A certificates have been paid in full prior to such termination, upon the earliest to occur of:

    (i) the termination of the trust pursuant to the terms of the master agreement;

    (ii) the payment in full of the Class A Investor Interest;

    (iii) the scheduled payment date;

    (iv) the insolvency, conservatorship or receivership of the swap counterparty;

    (v) the failure on the part of the trustee (on behalf of the trust) or the swap counterparty to make any payment under the interest rate swap within the applicable grace period, if any; and

    (vi) illegality on the part of the trust or the swap counterparty to be a party to, or perform an obligation under, the interest rate swap.

If the interest rate swap terminates during either the Revolving Period or the Controlled Accumulation Period, upon the occurrence of a Series 2000-L Pay Out Event, there will be no Rapid Accumulation Period and the Rapid Amortization Period will commence. If the interest rate swap terminates during the Rapid Accumulation Period, the Rapid Accumulation Period will end and the Rapid Amortization Period will commence. Any such termination could reduce the average life of the Class A certificates, the Class B certificates and the Collateral Interest.

Interest Reserve Account Event

  If the swap counterparty fails to deposit the Required Interest Reserve Amount into the interest reserve account within 30 days of (i) the swap counterparty's short-term credit being rated below A-1 by Standard & Poor's,
(ii) in the case of a replacement swap counterparty that does not have a short-term credit rating from Standard & Poor's, such swap counterparty's long-term credit being rated below A+ by Standard & Poor's, or (iii) a withdrawal of either of such credit ratings by Standard & Poor's, an Interest Reserve Account Event will occur. If an Interest Reserve Account Event occurs during either the Revolving Period or the Controlled Accumulation Period, upon the occurrence of a Series 2000-L Pay Out Event, there will be no Rapid Accumulation Period and the Rapid Amortization Period will commence. If an Interest Reserve Account Event occurs during the Rapid Accumulation Period, the Rapid Accumulation Period will end and the Rapid Amortization Period will commence. The occurrence of any such Interest Reserve Account Event could reduce the average life of the Class A certificates, the Class B certificates and the Collateral Interest.

                           MBNA and MBNA Corporation


  MBNA America Bank, National Association, a national banking association located in Wilmington, Delaware, conducts nationwide consumer lending programs principally comprised of credit card related activities. MBNA has two wholly owned foreign bank subsidiaries, MBNA International Bank Limited located in the United Kingdom and MBNA Canada Bank, located in Canada. On a managed basis, including loans originated by MBNA International Bank Limited and MBNA Canada Bank, MBNA maintained loan accounts with aggregate outstanding balances of $84.4 billion as of September 30, 2000. Of this amount, $67.7 billion were MasterCard and VISA credit card loans originated in the United States. As of September 30, 2000, the premium credit card portfolio in the United States accounted for 71% of MBNA's domestic MasterCard and VISA credit card accounts with outstanding balances and 80% of MBNA's outstanding domestic MasterCard and VISA credit card loans.

  MBNA conducts all direct customer contact processes with respect to the cardholder. This involves a 24 hour, 365 day per year Customer Service telephone staff, Credit Decisions, Correspondence Resolution, Security and Collection Operations. As of September 30, 2000, MBNA had assets of $34.3 billion, deposits of $22.6 billion and capital and surplus accounts of $5.2 billion.

  MBNA is a wholly-owned subsidiary of MBNA Corporation. MBNA was established in January 1991 in connection with a restructuring of the former MBNA America Bank, N.A., a wholly-owned subsidiary of MNC Financial, Inc. MBNA Corporation is a bank holding company organized under the laws of Maryland in 1990 and registered under the Bank Holding Company Act of 1956, as amended. As of September 30, 2000, MBNA Corporation had consolidated assets of $36.3 billion, consolidated deposits of $21.6 billion and capital and surplus accounts of $6.3 billion. The principal asset of MBNA Corporation is the capital stock of MBNA.

                        Description of Series Provisions

  The following statements summarize the material terms of your series, called Series 2000-L, and are subject to, and are qualified in their entirety by reference to, all of the provisions of the master agreement and the Series 2000-L supplement. You should review "Description of the Certificates" in the accompanying prospectus for additional information concerning the certificates, the Collateral Interest, the Series 2000-L supplement and the master agreement.

Interest Payments

  The Class A certificates will accrue interest from and including the closing date. Interest payments on the Class A certificates on any distribution date will be equal to one-twelfth the product of 6.50% and the outstanding principal balance of the Class A certificates as of the previous record date, which will be the last business day of the calendar month preceding such distribution date. However, interest with respect to the first distribution date will include accrued interest on the initial outstanding principal balance of the Class A certificates from and including the closing date through but excluding February 15, 2001.

  Interest on the Class A certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

  The Class B certificates will accrue interest from and including the closing date through but excluding January 16, 2001, from and including January 16, 2001 through but excluding February 15, 2001 and with respect to each interest period thereafter, at a rate of 0.50% per annum above LIBOR prevailing on the related LIBOR determination date with respect to each such period.

  Interest on the Class B certificates will be calculated on the basis of the actual number of days in the related interest period and a 360-day year.

  The trustee will determine LIBOR on December 11, 2000 for the period from and including the closing date through but excluding January 16, 2001, on January 11, 2001 for the period from and including January 16, 2001 through but excluding February 15, 2001 and, for each interest period thereafter, on the second London business day prior to each distribution date on which such interest period commences. We refer to each such determination date as a "LIBOR determination date." For purposes of calculating LIBOR, a "London business day" is any business day (as defined below) on which dealings in deposits in United States dollars are transacted in the London interbank market.

  An "interest period" begins on and includes a distribution date and ends on but excludes the next distribution date. However, the first interest period will begin on and include the closing date and end on but exclude the first distribution date.

  "LIBOR" means, as of any LIBOR determination date, the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR determination date will be determined on the basis of the rates at which deposits in United States dollars are offered by four major banks selected by the servicer at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The trustee will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR determination date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, the rate for that LIBOR determination date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

  "Telerate Page 3750" means the display page currently so designated on the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

  The Class B certificate rate applicable to the then current and immediately preceding interest period may be obtained by telephoning the trustee at (212) 815-5731.

  Interest will be paid on each "distribution date," which will be February 15, 2001 and the 15th day of each month thereafter (or, if such 15th day is not a business day, the next succeeding business day). For purposes of this prospectus supplement and the accompanying prospectus, a "business day" is, unless otherwise indicated, any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York or Newark, Delaware are authorized or obligated by law or executive order to be closed.

  Interest payments on the Class A certificates and the Class B certificates on any distribution date will be calculated on the outstanding principal balance of the Class A certificates and the outstanding principal balance of the Class B certificates, as applicable, as of the preceding record date, which will be the last business day of the calendar month preceding such distribution date. However, interest for the first distribution date will accrue at the applicable certificate rate on the initial outstanding principal balance of the Class A certificates and the initial outstanding principal balance of the Class B certificates, as applicable, from the closing date.

  Interest due on the certificates but not paid on any distribution date will be payable on the next succeeding distribution date together with additional interest on such amount at the applicable certificate rate plus 2% per annum. Such amount with respect to the Class A certificates is called the "Class A Additional Interest," and such amount with respect to the Class B certificates is called "Class B Additional Interest." Such additional interest will accrue on the same basis as interest on the certificates, and will accrue from the distribution date such overdue interest became due, to but excluding the distribution date on which such additional interest is paid.

  Interest payments on the Class A certificates on any distribution date will be paid from Class A Available Funds for the related monthly period and, to the extent such Class A Available Funds are insufficient to pay such interest, from Excess Spread and Reallocated Principal Collections (to the extent available) for such monthly period. Interest payments on the Class B certificates on any distribution date will be paid from Class B Available Funds for the related monthly period and, to the extent such Class B Available Funds are insufficient to pay such interest, from Excess Spread and Reallocated Collateral Principal Collections (to the extent available) remaining after certain other payments have been made with respect to the Class A certificates.

  "Class A Available Funds" means, with respect to any monthly period, an amount equal to the sum of:

    (a) the Class A Floating Allocation of collections of finance charge receivables and annual membership fees allocated to the Investor Interest and deposited in the finance charge account with respect to such monthly period (excluding the portion of collections of finance charge receivables attributable to interchange that is allocable to Servicer Interchange);

    (b) the Net Swap Receipt, if any, deposited in the finance charge account with respect to such monthly period, and previously due but not paid Net Swap Receipts, if any, deposited in the finance charge account with respect to such monthly period;

    (c) the net investment earnings, if any, in the principal funding account which are required to be treated as Class A Available Funds pursuant to the Series 2000-L supplement, in an amount not to exceed the portion of the Covered Amount with respect to the Class A certificates with respect to the related transfer date;

    (d) amounts, if any, to be withdrawn from the reserve account which are required to be included in Class A Available Funds pursuant to the Series 2000-L supplement with respect to such transfer date;

    (e) amounts, if any, to be withdrawn from the swap reserve fund which are required to be included in Class A Available Funds pursuant to the Series 2000-L supplement with respect to such transfer date; and

    (f) amounts, if any, to be withdrawn from the interest reserve account which are required to be included in Class A Available Funds pursuant to the Series 2000-L supplement with respect to such transfer date.


  "Class B Available Funds" means, with respect to any monthly period, an amount equal to the sum of:

    (a) the Class B Floating Allocation of collections of finance charge receivables and annual membership fees allocated to the Investor Interest and deposited in the finance charge account with respect to such monthly period (excluding the portion of collections of finance charge receivables attributable to interchange that is allocable to Servicer Interchange);

    (b) the net investment earnings, if any, in the principal funding account which are required to be treated as Class B Available Funds pursuant to the Series 2000-L supplement, in an amount not to exceed the portion of the Covered Amount with respect to the Class B certificates with respect to the related transfer date; and

    (c) amounts, if any, to be withdrawn from the reserve account which are required to be included in Class B Available Funds pursuant to the Series 2000-L supplement with respect to such transfer date.

Principal Payments

  Revolving Period

  Series 2000-L will have a period of time, called the "Revolving Period," when the trust will not pay, or accumulate, principal for certificateholders or the holder of the Collateral Interest. The Revolving Period starts on the closing date and ends on the earliest to begin of:


  . the Controlled Accumulation Period;

  . the Rapid Accumulation Period; or

  . the Rapid Amortization Period.

  On each transfer date during the Revolving Period, unless a reduction in the Required Collateral Interest has occurred, collections of principal receivables allocable to the Investor Interest will be treated as Shared Principal Collections, subject to certain limitations, including the allocation of any Reallocated Principal Collections with respect to the related monthly period to pay the Class A Required Amount and the Class B Required Amount.

  Controlled Accumulation Period

  On each "transfer date" (which is the business day preceding a distribution date) relating to the Controlled Accumulation Period, the trustee will deposit in the principal funding account an amount equal to the least of:

    (a) Available Investor Principal Collections with respect to such transfer date;

    (b) the applicable Controlled Deposit Amount; and

    (c) the sum of the Class A Adjusted Investor Interest and the Class B Adjusted Investor Interest prior to any deposits on such date.

Unless a Pay Out Event has occurred, amounts in the principal funding account will be paid:


  . first to Class A certificateholders (in an amount not to exceed the Class
    A Investor Interest) on the scheduled payment date; and

  . then to Class B certificateholders (to the extent such funds exceed the Class A Investor Interest and in an amount not to exceed the Class B Investor Interest) on the scheduled payment date.

  On each transfer date, if a reduction in the Required Collateral Interest has occurred, a portion of collections of principal receivables allocable to the Investor Interest will be applied in accordance with the loan agreement among the seller, the trustee, the servicer and the Collateral Interest holder (referred to in this prospectus supplement as the loan agreement) to reduce the Collateral Interest to the Required Collateral Interest.

  During the Controlled Accumulation Period, the portion of Available Investor Principal Collections not applied to Class A Monthly Principal, Class B Monthly Principal or Collateral Monthly Principal on a transfer date will generally be treated as Shared Principal Collections. If funds on deposit in the principal funding account are insufficient to pay in full the Investor Interest on the scheduled payment date, the Rapid Amortization Period will commence.

  "Available Investor Principal Collections" means, with respect to any monthly period, an amount equal to the sum of:


    (a) (i) collections of principal receivables received during such monthly period and certain other amounts allocable to the Investor Interest; minus

      (ii) the amount of Reallocated Principal Collections with respect to such monthly period used to fund the Class A Required Amount and the Class B Required Amount; plus

  (b) any Shared Principal Collections with respect to other series in group one that are allocated to the Series 2000-L.

  Rapid Accumulation Period

  On each transfer date relating to the Rapid Accumulation Period, the trustee will deposit in the principal funding account an amount equal to the lesser of:

    (a) Available Investor Principal Collections with respect to such transfer date; and

    (b) the Class A Adjusted Investor Interest prior to any deposits on such date.

Amounts in the principal funding account will be paid to the Class A certificateholders on the scheduled payment date, provided that the interest rate swap has not been terminated, an Interest Reserve Account Event has not occurred or a Trust Pay Out Event has not occurred.

  After the amount on deposit in the principal funding account equals the Class A Investor Interest, on each transfer date during the Rapid Accumulation Period, amounts equal to the lesser of:

    (a) Available Investor Principal Collections with respect to such transfer date minus the portion of Available Investor Principal Collections applied to Class A Monthly Principal on such transfer date; and

    (b) the Class B Investor Interest;

will be deposited in the distribution account for distribution to the Class B certificateholders on each following distribution date until the Class B Investor Interest has been paid in full.



  The Rapid Accumulation Period will end on the scheduled payment date, unless prior to the scheduled payment date the interest rate swap terminates, an Interest Reserve Account Event occurs or a Trust Pay Out Event occurs. See "-- Pay Out Events" below for a discussion of events which might lead to the commencement of the Rapid Accumulation Period.

  Rapid Amortization Period

  On each distribution date with respect to the Rapid Amortization Period, the Class A certificateholders will be entitled to receive Available Investor Principal Collections for the related monthly period in an amount up to the Class A Investor Interest until the earliest of the date the Class A certificates are paid in full, the Series 2000-L Termination Date and the Trust Termination Date.

  After payment in full of the Class A Investor Interest, the Class B certificateholders will be entitled to receive, on each distribution date with respect to the Rapid Amortization Period, Available Investor Principal Collections for the related monthly period in an amount up to the Class B Investor Interest until the earliest of the date the Class B certificates are paid in full, the Series 2000-L Termination Date and the Trust Termination Date.

  After payment in full of the Class B Investor Interest, the Collateral Interest holder will be entitled to receive on each transfer date (other than the transfer date prior to the Series 2000-L Termination Date) and on the Series 2000-L Termination Date, Available Investor Principal Collections until the earliest of the date the Collateral Interest is paid in full, the Series 2000-L Termination Date and the Trust Termination Date.

Postponement of Controlled Accumulation Period

  Upon written notice to the trustee, the servicer may elect to postpone the commencement of the Controlled Accumulation Period, and extend the length of the Revolving Period, subject to certain conditions including those set forth below. The servicer may make such election only if the Accumulation Period Length (determined as described below) is less than twelve months.

  On the determination date immediately preceding the October 2006 distribution date, and each determination date thereafter, until the Controlled Accumulation Period begins, the servicer will determine the "Accumulation

Period Length," which is the number of whole months expected to be required to fully fund the principal funding account no later than the scheduled payment date, based on:


    (a) the expected monthly collections of principal receivables expected to be distributable to the certificateholders of all series (excluding certain other series), assuming a principal payment rate no greater than the lowest monthly principal payment rate on the receivables for the preceding twelve months; and

    (b) the amount of principal expected to be distributable to certificateholders of all series (excluding certain other series) which are not expected to be in their revolving periods during the Controlled Accumulation Period.

  The calculation of Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied. If the Accumulation Period Length is less than twelve months, the servicer may, at its option, postpone the commencement of the Controlled Accumulation Period such that the number of months included in the Controlled Accumulation Period will be equal to or exceed the Accumulation Period Length. The effect of the foregoing calculation is to permit the reduction of the length of the Controlled Accumulation Period based on the Investor Interest of certain other series which are scheduled to be in their revolving periods during the Controlled Accumulation Period and on increases in the principal payment rate occurring after the closing date. The length of the Controlled Accumulation Period will not be determined to be less than one month.

Interest Rate Swap

  On the closing date, the trustee, on behalf of the trust, will enter into an interest rate swap agreement (such agreement, as may be amended, supplemented or replaced, is referred to herein as the interest rate swap) with BNP Paribas, the swap counterparty. In accordance with the terms of the interest rate swap, the amount payable by the swap counterparty to the trust will be, for each distribution date, an amount equal to one-twelfth of the product of (a) 6.50% and (b) the Notional Amount of the interest rate swap. The "Notional Amount" equals the outstanding principal balance of the Class A certificates as of the preceding record date (or in the case of the first distribution date, as of the closing date). In the case of the first distribution date, such amounts will include accrued amounts for the period from and including the closing date to but excluding February 15, 2001. Payments from the swap counterparty to the trust will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

  The amount payable by the trust to the swap counterparty will be, for each distribution date, to the extent of Class A Available Funds and certain other amounts available for such purpose, an amount equal to the product of:

    (i) a fraction, the numerator of which is the actual number of days in the interest period relating to such distribution date, and the denominator of which is 360;

    (ii) a rate of 0.20% per annum above Swap LIBOR prevailing on the related Swap LIBOR determination date with respect to such interest period (or such lesser rate as is specified in the interest rate swap); and

    (iii) the Notional Amount.

  With respect to each distribution date, the Net Swap Receipt, if any, for the related transfer date will be deposited into the finance charge account by the trustee and treated as part of Class A Available Funds. The Net Swap Payment, if any, will be paid to the swap counterparty for any transfer date out of collections of finance charge receivables and certain other available amounts allocated to the Class A certificates, including principal funding investment proceeds, amounts on deposit in the reserve account and the swap reserve fund, Excess Spread and Reallocated Principal Collections, based on the respective amounts due as described under "--Application of Collections--Payment of Interest, Fees and Other Items."

  The "Net Swap Payment," for any transfer date, means, (a) if the netting provisions of the interest rate swap apply, the amount by which the Floating Amount for such date exceeds the fixed amount payable by the swap counterparty to the trust for such date, and (b) otherwise, an amount equal to the Floating Amount for such date.

  The "Net Swap Receipt," for any transfer date, means, (a) if the netting provisions of the interest rate swap apply, the amount by which the fixed amount payable by the swap counterparty to the trust for such date exceeds the Floating Amount for such date, and (b) otherwise, an amount equal to the fixed amount payable by the swap counterparty to the trust for such date.

  Net Swap Payments and Net Swap Receipts do not include any termination payments payable by either the swap counterparty or the trust pursuant to the interest rate swap. The netting provisions of the interest rate swap will apply unless the trustee elects gross payments to be made pursuant to the provisions of the interest rate swap. If the trustee elects gross payments under the interest rate swap, the trustee's obligation to pay the Floating Amount on any transfer date to the swap counterparty pursuant to the terms of the interest rate swap is conditioned upon the prior receipt of the fixed amount payable by the swap counterparty to the trust for such date.

  The "Floating Amount," for any transfer date, means an amount equal to the floating amount payable by the trust to the swap counterparty for such date pursuant to the interest rate swap.

  The trustee will determine Swap LIBOR on December 11, 2000 for the period from and including the closing date through but excluding February 15, 2001 and for each interest period thereafter, on the second London business day prior to the distribution date on which such interest period commences. We refer to each such determination date as a "Swap LIBOR determination date." For purposes of calculating Swap LIBOR, London business day has the definition set forth in "-- Interest Payments" above.

  "Swap LIBOR" means, as of any Swap LIBOR determination date, the rate for deposits in United States dollars for a one-month period (or, in the case of the first interest period, for a two-month period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that Swap LIBOR determination date will be determined on the basis of the rates at which deposits in United States dollars are offered by four major banks selected by the servicer at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period (or, in the case of the first interest period, such rates that correspond with the actual number of days in the first interest period). The trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Swap LIBOR determination date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, the rate for that Swap LIBOR determination date will be determined in accordance with the interest rate swap.

  The interest rate swap will terminate by its terms, whether or not the Class A certificates have been paid in full prior to such termination, upon the earliest to occur of:

    (i) the termination of the trust pursuant to the terms of the master agreement;

    (ii) the payment in full of the Class A Investor Interest;

    (iii) the scheduled payment date;

    (iv) the insolvency, conservatorship or receivership of the swap counterparty;

    (v) the failure on the part of the trustee (on behalf of the trust) or the swap counterparty to make any payment under the interest rate swap within the applicable grace period, if any; and

    (vi) illegality on the part of the trust or the swap counterparty to be a party to, or perform an obligation under, the interest rate swap.

In the event that the interest rate swap terminates prior to the payment in full of the Class A certificates, interest due on the Class A certificates will be paid from Class A Available Funds, Excess Spread, Reallocated Principal Collections and amounts withdrawn from the interest reserve account, if any, as described herein, without the benefits of any Net Swap Receipts that might have been due for any future distribution dates, and Excess Spread available to be distributed with respect to amounts due on the Class B certificates and the Collateral Interest will not include the benefits of any Net Swap Receipts that might have been due for such future distribution dates.

  If (i) the swap counterparty's short-term credit rating from Standard & Poor's is below A-1, (ii) in the case of a replacement swap counterparty that does not have a short-term credit rating from Standard & Poor's, such swap counterparty's long-term credit rating from Standard & Poor's is below A+, or
(iii) either of such rating is withdrawn by Standard & Poor's, the swap counterparty will be required within 30 days from the date of such rating or withdrawal to fund an interest reserve account in an amount equal to one-twelfth of the product of (a) 6.50% and (b) the Notional Amount as of the record date preceding such rating or withdrawal (the "Required Interest Reserve Amount"). On any transfer date subsequent to such deposit, if Standard & Poor's short-term credit rating of the swap counterparty is A-1 or higher, or if Standard & Poor's long-term credit rating of the swap counterparty is A+ or higher, the trustee, at the direction of the servicer, will distribute any amounts on deposit in the interest reserve account to the swap counterparty pursuant to the terms of the interest rate swap. The trustee will establish and maintain, at the direction of the servicer, the interest reserve account with a Qualified Institution as a segregated trust account for the benefit of the Class A certificateholders. There can be no assurance that the swap counterparty can or will adequately fund the interest reserve account. If the swap counterparty fails to adequately fund the interest reserve account within 30 days of such rating or withdrawal (an "Interest Reserve Account Event"), then (i) if the Rapid Accumulation Period has not previously commenced, there will be no Rapid Accumulation Period and, upon the occurrence of a Series 2000-L Pay Out Event or a Trust Pay Out Event, the Rapid Amortization Period will commence or (ii) if the Rapid Accumulation Period has commenced prior to the occurrence of an Interest Reserve Account Event, upon the occurrence of such Interest Reserve Account Event, the Rapid Amortization Period will commence.

  All amounts on deposit in the interest reserve account on any transfer date (after giving effect to any deposits to the interest reserve account to be made on such transfer date) will be invested to the following transfer date by the trustee at the direction of the swap counterparty in Permitted Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the interest reserve account (to the extent the amount on deposit is less than the Required Interest Reserve Amount) or distributed by the trustee to the swap counterparty.

  On the transfer date on or following the termination of the interest rate swap due to a default by the swap counterparty, the trustee, at the direction of the servicer, will withdraw an amount equal to the Net Swap Receipt, if any, for the related distribution date, plus the amount of any Net Swap Receipt previously due but not paid, from funds on deposit in the interest reserve account, if any (up to the Required Interest Reserve Amount), and deposit such amount into the finance charge account to be applied as Class A Available Funds as described below under "--Application of Collections." The interest reserve account will thereafter be terminated.

  Upon the termination of the interest reserve account, all amounts on deposit therein will be, after the prior payment of all amounts owing to the trust that are payable from the interest reserve account, distributed to the swap counterparty pursuant to the terms of the interest rate swap.

  In the event the long-term credit rating of the swap counterparty is reduced below BBB- by Standard & Poor's or below Baa3 by Moody's or is withdrawn by either Standard & Poor's or Moody's, the seller may, but shall not be obligated to, direct the trustee to direct the swap counterparty to assign its rights and obligations under the interest rate swap to a replacement swap counterparty. There can be no assurance that a replacement swap counterparty will be found or that such assignment will be made.

  The rating agencies have not relied on the ratings of the swap counterparty in rating either the Class A certificates or the Class B certificates but rather on the value of the receivables in the trust and the terms of the applicable credit enhancements. See "Risk Factors" in this prospectus supplement.

Swap Counterparty

  BNP Paribas is the Swap Counterparty. The BNP Paribas Group is the result of the merger of BNP and Paribas. BNP Paribas is a provider of corporate banking, investment banking and asset management products and services throughout Europe and a provider of private banking products and services throughout the world.

  BNP Paribas has offices in 83 countries. At June 30, 2000, the Group had consolidated assets in excess of (Euro)688 billion, consolidated gross customer loans in excess of (Euro)225 billion, consolidated customer deposits (including retail and negotiable certificates of deposit) of (Euro)206 billion and stockholders' equity (BNP Paribas Group share after appropriation of income) of
(Euro)18.3 billion. Net income (before taxes, non-recurring items and amortization of goodwill) for the six month period ended June 30, 2000 was over
(Euro)4.0 billion, which represents an increase of 18.5% (from (Euro)3.4 billion) from the pro forma combined BNP and Paribas net income for the corresponding period in 1999. As of September 30, 2000, BNP Paribas had long-term senior debt ratings of "Aa3" from Moody's, "A+" from Standard & Poor's and "AA-" from Fitch. In addition, as of September 30, 2000, Moody's assigned BNP Paribas a Bank Financial Strength rating of "B" and Fitch assigned BNP Paribas an individual rating of "B/C".

  The information set forth in "Description of Series Provision--Swap Counterparty" and in the first sentence of the last paragraph of "Summary of Terms--Interest Rate Swap" in this prospectus supplement has been provided by the swap counterparty. The seller makes no representations as to the accuracy or completeness of such information.

Subordination

  The Class B certificates and the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class A certificates and to fund the Net Swap Payments. In addition, the Collateral Interest will be subordinated to the extent necessary to fund certain payments with respect to the Class B certificates. Certain principal payments otherwise allocable to the Class B certificateholders may be reallocated to cover amounts in respect of the Class A certificates and the interest rate swap, and the Class B Investor Interest may be reduced if the Collateral Interest is equal to zero. Similarly, certain principal payments allocable to the Collateral Interest may be reallocated to cover amounts in respect of the Class A certificates, the interest rate swap and the Class B certificates, and the Collateral Interest may be reduced.

  To the extent the Class B Investor Interest is reduced, the percentage of collections of finance charge receivables allocated to the Class B certificates in subsequent monthly periods will be reduced. Moreover, to the extent the amount of such reduction in the Class B Investor Interest is not reimbursed, the amount of principal distributable to, and the amounts available to be distributed with respect to interest on, the Class B certificateholders will be reduced. See "--Allocation Percentages," "--Reallocation of Cash Flows" and "--
 Application of Collections--Excess Spread" in this prospectus supplement.

Allocation Percentages

  The servicer will allocate among the Investor Interest for Series 2000-L, the Investor Interest for all other series issued and outstanding and the Seller Interest, all amounts collected on finance charge receivables, all amounts collected on principal receivables and all default amounts with respect to each monthly period. Each "monthly period" will be the period from and including the first day of a calendar month to and including the last day of such calendar month (other than the initial monthly period, which will commence on and include the closing date and end on and include January 31, 2001).

  Floating Allocation Definitions

  Collections of finance charge receivables and default amounts at any time and collections of principal receivables during the Revolving Period will be allocated to the Investor Interest based on the Floating Investor Percentage. The "Floating Investor Percentage" means, with respect to any monthly period, the percentage equivalent of a fraction:

  . the numerator of which is the Adjusted Investor Interest as of the close of business on the last day of the preceding monthly period (or with respect to the first monthly period, the initial Investor Interest); and

  . the denominator of which is the greater of:

      (x) the aggregate amount of principal receivables as of the close of business on the last day of the preceding monthly period (or with respect to the first calendar month in the first monthly period, the aggregate amount of principal receivables as of the close of business on the day immediately preceding the closing date and with respect to the second calendar month in the first monthly period, the aggregate amount of principal receivables as of the close of business on the last day of the first calendar month in the first monthly period); and

      (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to finance charge receivables, default amounts or principal receivables, as applicable, for all outstanding series on such date of determination.

However, with respect to any monthly period in which an addition of accounts occurs or in which a removal of accounts occurs on a date on which, if any series has been paid in full, principal receivables in an aggregate amount approximately equal to the initial Investor Interest of such series are removed from the trust, the amount in clause (x) above shall be:

    (i) the aggregate amount of principal receivables in the trust as of the close of business on the last day of the prior monthly period for the period from and including the first day of such monthly period to but excluding the related addition date or removal date; and

    (ii) the aggregate amount of principal receivables in the trust as of the beginning of the day on the related addition date or removal date after adjusting for the aggregate amount of principal receivables added to or removed from the trust on the related addition date or removal date, as the case may be, for the period from and including the related addition date or removal date to and including the last day of such monthly period.

  Such amounts so allocated will be further allocated between the Class A certificateholders, the Class B certificateholders and the Collateral Interest holder based on the Class A Floating Allocation, the Class B Floating Allocation and the Collateral Floating Allocation, respectively.

  The "Class A Floating Allocation" means, with respect to any monthly period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

  . the numerator of which is equal to the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding monthly period (or with respect to the first monthly period, as of the closing date); and

  . the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day.

  The "Class B Floating Allocation" means, with respect to any monthly period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

  . the numerator of which is equal to the Class B Adjusted Investor Interest as of the close of business on the last day of the preceding monthly period (or with respect to the first monthly period, as of the closing date); and

  . the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day.

  The "Collateral Floating Allocation" means, with respect to any monthly period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

  . the numerator of which is equal to the Collateral Interest as of the close of business on the last day of the preceding monthly period (or with respect to the first monthly period, as of the closing date); and

  . the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day.

  Fixed Allocation Definitions

  Collections of principal receivables during the Controlled Accumulation Period, the Rapid Accumulation Period and the Rapid Amortization Period will be allocated to the Investor Interest based on the Fixed Investor Percentage. The "Fixed Investor Percentage" means, with respect to any monthly period, the percentage equivalent of a fraction:

  . the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period; and

  . the denominator of which is the greater of:

      (x) the aggregate amount of principal receivables as of the close of business on the last day of the prior monthly period; and

      (y) the sum of the numerators used to calculate the Investor Percentages for allocations with respect to principal receivables for all outstanding series for such monthly period.

However, with respect to any monthly period in which an addition of accounts occurs or in which a removal of accounts occurs on a date on which, if any series has been paid in full, principal receivables in an aggregate amount approximately equal to the initial Investor Interest of such series are removed from the trust, the amount in clause (x) above shall be:

    (i) the aggregate amount of principal receivables in the trust as of the close of business on the last day of the prior monthly period for the period from and including the first day of such monthly period to but excluding the related addition date or removal date; and

    (ii) the aggregate amount of principal receivables in the trust at the beginning of the day on the related addition date or removal date after adjusting for the aggregate amount of principal receivables added to or removed from the trust on the related addition date or removal date, as the case may be, for the period from and including the related addition date or removal date to and including the last day of such monthly period.

  Such amounts so allocated will be further allocated between the Class A certificateholders, the Class B certificateholders and the Collateral Interest holder based on the Class A Fixed Allocation, the Class B Fixed Allocation and the Collateral Fixed Allocation, respectively.

  The "Class A Fixed Allocation" means, with respect to any monthly period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

  . the numerator of which is equal to the Class A Investor Interest as of the close of business on the last day of the Revolving Period; and

  . the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

  The "Class B Fixed Allocation" means, with respect to any monthly period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

  . the numerator of which is equal to the Class B Investor Interest as of the close of business on the last day of the Revolving Period; and

  . the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

  The "Collateral Fixed Allocation" means, with respect to any monthly period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction:

  . the numerator of which is equal to the Collateral Interest as of the close of business on the last day of the Revolving Period; and

  . the denominator of which is equal to the Investor Interest as of the close of business on the last day of the Revolving Period.

  Investor Interest Definitions

  "Class A Investor Interest" for any date means an amount equal to:

    (a) the aggregate initial principal amount of the Class A certificates;
  minus

    (b) the aggregate amount of principal payments made to Class A certificateholders prior to such date; minus

    (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all transfer dates preceding such date over the aggregate amount of any reimbursements of Class A Investor Charge-Offs for all transfer dates preceding such date;

provided, however, that the Class A Investor Interest may not be reduced below zero.

  "Class B Investor Interest" for any date means an amount equal to:

    (a) the aggregate initial principal amount of the Class B certificates;
  minus

    (b) the aggregate amount of principal payments made to Class B certificateholders prior to such date; minus

    (c) the aggregate amount of Class B Investor Charge-Offs for all prior transfer dates; minus

    (d) the aggregate amount of Reallocated Class B Principal Collections for all prior transfer dates for which the Collateral Interest has not been reduced; minus

    (e) the aggregate amount by which the Class B Investor Interest has been reduced to fund the Class A Investor Default Amount on all prior transfer dates as described under "--Defaulted Receivables; Investor Charge-Offs" in this prospectus supplement; plus

    (f) the aggregate amount of Excess Spread allocated and available on all prior transfer dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e);

provided, however, that the Class B Investor Interest may not be reduced below zero.

  "Collateral Interest" for any date means an amount equal to:

    (a) $37,500,000; minus

    (b) the aggregate amount of principal payments made to the Collateral Interest holder prior to such date; minus

    (c) the aggregate amount of Collateral Charge-Offs for all prior transfer dates; minus

    (d) the aggregate amount of Reallocated Principal Collections for all prior transfer dates; minus

    (e) the aggregate amount by which the Collateral Interest has been reduced to fund the Class A Investor Default Amount and the Class B Investor Default Amount on all prior transfer dates as described under "-- Defaulted Receivables; Investor Charge-Offs" in this prospectus supplement; plus

    (f) the aggregate amount of Excess Spread allocated and available on all prior transfer dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e);

provided, however, that the Collateral Interest may not be reduced below zero.

  "Investor Interest," for any date of determination, means an amount equal to the sum of (a) the Class A Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest.

  "Class A Adjusted Investor Interest," for any date of determination, means an amount equal to the Class A Investor Interest, minus the funds on deposit in the principal funding account on such date (up to the Class A Investor Interest).

  "Class B Adjusted Investor Interest," for any date of determination, means an amount equal to the Class B Investor Interest, minus the funds on deposit in the principal funding account in excess of the Class A Investor Interest on such date (up to the Class B Investor Interest).

  "Adjusted Investor Interest," for any date of determination, means the sum of
(a) the Class A Adjusted Investor Interest, (b) the Class B Adjusted Investor Interest and (c) the Collateral Interest.

Reallocation of Cash Flows

  Class A Required Amount

  For each transfer date, the servicer will determine the "Class A Required Amount," which will be equal to:

    (a) Class A Monthly Interest due on the related distribution date and overdue Class A Monthly Interest and Class A Additional Interest, if any; plus

    (b) the Net Swap Payment, if any, for such transfer date and overdue Net Swap Payments, if any, due to the swap counterparty; plus

    (c) the Class A Servicing Fee for the related monthly period and overdue Class A Servicing Fee, if any; plus

    (d) the Class A Investor Default Amount, if any, for the related monthly period; minus

    (e) the Class A Available Funds for the related monthly period.

  If the Class A Required Amount is greater than zero, the following reallocations will occur:

  . Excess Spread allocated to Series 2000-L and available for such purpose will be used to fund the Class A Required Amount with respect to such transfer date;

  . if such Excess Spread is insufficient to fund the Class A Required
    Amount, first, Reallocated Collateral Principal Collections and, then, Reallocated Class B Principal Collections will be used to fund the remaining Class A Required Amount; and

  . if Reallocated Principal Collections with respect to the related monthly period, together with Excess Spread, are insufficient to fund the remaining Class A Required Amount for such related monthly period, then the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such transfer date) will be reduced by the amount of such excess (but not by more than the Class A Investor Default Amount for such monthly period).

  In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections for which the Collateral Interest was not reduced on such transfer date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero (but not by more than the excess of the Class A Investor Default Amount, if any, for such monthly period over the amount of such reduction, if any, of the Collateral Interest with respect to such monthly period).

  In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero (but not by more than the excess, if any, of the Class A Investor Default Amount for such monthly period over the amount of the reductions, if any, of the Collateral Interest and the Class B Investor Interest with respect to such monthly period). Any such reduction in the Class A Investor Interest will have the effect of slowing or reducing the return of principal and interest to the Class A certificateholders. In such case, the Class A certificateholders will bear directly the credit and other risks associated with their interests in the trust. See "--Defaulted Receivables; Investor Charge-Offs" in this prospectus supplement.

  Class B Required Amount

  For each transfer date, the servicer will determine the "Class B Required Amount," which will be equal to:

    (a) the amount, if any, equal to:

      (i) Class B Monthly Interest due on the related distribution date and overdue Class B Monthly Interest and Class B Additional Interest, if any; plus

      (ii) the Class B Servicing Fee for the related monthly period and overdue Class B Servicing Fee, if any; minus

      (iii) the Class B Available Funds for the related monthly period;
    plus

    (b) the Class B Investor Default Amount, if any, for the related monthly period.

  If the Class B Required Amount is greater than zero, the following reallocations will occur:

  . Excess Spread allocated to Series 2000-L not required to pay the Class A
    Required Amount or to reimburse Class A Investor Charge-Offs will be used to fund the Class B Required Amount with respect to such transfer date;

  . if such Excess Spread is insufficient to fund the Class B Required
    Amount, Reallocated Collateral Principal Collections not required to fund the Class A Required Amount for the related monthly period will be used to fund the remaining Class B Required Amount; and

  . if such Reallocated Collateral Principal Collections with respect to the related monthly period are insufficient to fund the remaining Class B Required Amount, then the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such transfer date and after any adjustments made thereto for the benefit of the Class A certificateholders) will be reduced by the amount of such deficiency (but not by more than the Class B Investor Default Amount for such monthly period).

  In the event that such a reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest would have been reduced below zero (but not by more than the excess of the Class B Investor Default Amount for such monthly period over the amount of such reduction of the Collateral Interest), and the Class B certificateholders will bear directly the credit and other risks associated with their interests in the trust. See "--Defaulted Receivables; Investor Charge-Offs" in this prospectus supplement.

  Reductions of the Class A Investor Interest or Class B Investor Interest described above shall be reimbursed by, and the Class A Investor Interest or Class B Investor Interest increased to the extent of, Excess Spread available for such purposes on each transfer date. See "--Application of Collections-- Excess Spread" in this prospectus supplement. When such reductions of the Class A Investor Interest and Class B Investor Interest have been fully reimbursed, reductions of the Collateral Interest shall be reimbursed until reimbursed in full in a similar manner.

  "Reallocated Class B Principal Collections" for any monthly period means collections of principal receivables allocable to the Class B Investor Interest for such monthly period in an amount not to exceed the amount applied to fund the Class A Required Amount, if any; provided that such amount will not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for the related transfer date.

  "Reallocated Collateral Principal Collections" for any monthly period means collections of principal receivables allocable to the Collateral Interest for such monthly period in an amount not to exceed the amount applied to fund the Class A Required Amount and the Class B Required Amount, if any; provided that such amount will not exceed the Collateral Interest after giving effect to any Collateral Charge-Offs for the related transfer date.

  "Reallocated Principal Collections" for any monthly period means the sum of
(a) the Reallocated Class B Principal Collections for such monthly period, if any, and (b) the Reallocated Collateral Principal Collections for such monthly period, if any.

Application of Collections

  Payment of Interest, Fees and Other Items

  The trustee, acting pursuant to the servicer's instructions, will apply the Class A Available Funds, Class B Available Funds and Collateral Available Funds in the finance charge account on each transfer date in the following priority:

    (a) An amount equal to the Class A Available Funds will be distributed in the following priority:

      (i) an amount equal to Class A Monthly Interest for the related distribution date, plus the amount of any overdue Class A Monthly Interest and Class A Additional Interest thereon, if any, will be deposited into the distribution account for distribution to Class A certificateholders on such distribution date;

      (ii) an amount equal to the Net Swap Payment, if any, for such transfer date, plus the amount of any Net Swap Payments previously due but not paid to the swap counterparty, will be paid to the swap counterparty;

      (iii) an amount equal to the Class A Servicing Fee for the related monthly period, plus the amount of any overdue Class A Servicing Fee, will be paid to the servicer;

      (iv) an amount equal to the Class A Investor Default Amount, if any, for the related monthly period will be treated as a portion of Available Investor Principal Collections and deposited into the principal account for such transfer date; and

      (v) the balance, if any, will constitute a portion of Excess Spread and will be allocated and distributed as described under "--Excess Spread" in this prospectus supplement.

    (b) An amount equal to the Class B Available Funds will be distributed in the following priority:

      (i) an amount equal to Class B Monthly Interest for the related distribution date, plus the amount of any overdue Class B Monthly Interest and Class B Additional Interest thereon, if any, will be deposited into the distribution account for distribution to Class B certificateholders on such distribution date;

      (ii) an amount equal to the Class B Servicing Fee for the related monthly period, plus the amount of any overdue Class B Servicing Fee, will be paid to the servicer; and

      (iii) the balance, if any, will constitute a portion of Excess Spread and will be allocated and distributed as described under "--Excess Spread" in this prospectus supplement.

    (c) An amount equal to the Collateral Available Funds will be distributed in the following priority:

      (i) if MBNA or The Bank of New York is no longer the servicer, an amount equal to the Collateral Interest Servicing Fee, plus the amount of any overdue Collateral Interest Servicing Fee, for the related monthly period will be paid to the servicer; and

      (ii) the balance, if any, will constitute a portion of Excess Spread and will be allocated and distributed as described under "--Excess Spread" in this prospectus supplement.

  "Class A Monthly Interest" for any distribution date will equal one-twelfth of the product of:

    (a) 6.50%, and

    (b) the outstanding principal balance of the Class A certificates as of the related record date.

However, for the first distribution date, Class A Monthly Interest will be equal to $4,757,638.89. Interest on the Class A certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

  "Class B Monthly Interest" for any distribution date will equal one-twelfth of the product of:

    (a) the Class B certificate rate for the related interest period,

    (b) the actual number of days in such interest period divided by 360, and

    (c) the outstanding principal balance of the Class B certificates as of the related record date.

However, for the first distribution date, Class B Monthly Interest will be equal to the interest accrued on the initial outstanding principal balance of the Class B certificates at the Class B certificate rate for the period from and including the closing date through but excluding February 15, 2001.

  "Collateral Available Funds" means, for any monthly period, an amount equal to the Collateral Floating Allocation of collections of finance charge receivables and annual membership fees allocated to the Investor Interest with respect to such monthly period (excluding the portion of collections of finance charge receivables attributable to interchange that is allocable to Servicer Interchange).

  "Excess Spread" means, for any transfer date, an amount equal to the sum of the amounts described in clause (a)(v), clause (b)(iii) and clause (c)(ii) above.

  Excess Spread

  On each transfer date, the trustee, acting pursuant to the servicer's instructions, will apply Excess Spread for the related monthly period, to make the following distributions in the following priority:

    (a) an amount equal to the Class A Required Amount, if any, for such transfer date will be used to fund the Class A Required Amount, and if the Class A Required Amount for such transfer date exceeds the amount of Excess Spread, such Excess Spread will be applied:

    . first to pay amounts described in clause (a)(i) above under "--
      Payment of Interest, Fees and Other Items,"

    . second to pay amounts described in clause (a)(ii) above under "--
      Payment of Interest, Fees and Other Items,"

    . third to pay amounts described in clause (a)(iii) above under "--
      Payment of Interest, Fees and Other Items," and

    . fourth to pay amounts described in clause (a)(iv) above under "--
      Payment of Interest, Fees and Other Items;"

    (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed will be deposited into the principal account and treated as a portion of Available Investor Principal Collections for such transfer date as described under "--Payments of Principal" below;

    (c) an amount equal to the Class B Required Amount, if any, for such transfer date will be used to fund the Class B Required Amount and will be applied:

    . first to pay amounts described in clause (b)(i) above under "--
      Payment of Interest, Fees and Other Items,"

    . second to pay amounts described in clause (b)(ii) above under "--
      Payment of Interest, Fees and Other Items," and

    . third, the amount remaining, up to the Class B Investor Default
      Amount, will be deposited into the principal account and treated as a portion of Available Investor Principal Collections for such transfer date as described under "--Payments of Principal" below;

    (d) an amount equal to the aggregate amount by which the Class B Investor Interest has been reduced below the initial Class B Investor Interest for reasons other than the payment of principal to the Class B certificateholders (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be deposited into the principal account and treated as a portion of Available Investor Principal Collections for such transfer date as described under "--Payments of Principal" below;

    (e) an amount equal to Collateral Monthly Interest for such transfer date, plus the amount of any Collateral Monthly Interest previously due but not distributed to the Collateral Interest holder on a prior transfer date, will be distributed to the Collateral Interest holder for distribution in accordance with the loan agreement;

    (f) if MBNA or The Bank of New York is the servicer, an amount equal to the Collateral Interest Servicing Fee, plus the amount of any overdue Collateral Interest Servicing Fee, for the related monthly period will be paid to the servicer;

    (g) an amount equal to the aggregate Collateral Default Amount, if any, for such transfer date will be deposited into the principal account and treated as a portion of Available Investor Principal Collections for such transfer date as described under "--Payments of Principal" below;

    (h) an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) will be deposited into the principal account and treated as a portion of Available Investor Principal Collections for such transfer date as described under "--Payments of Principal" below;

    (i) on each transfer date from and after the funding of the reserve account, but prior to the date on which the reserve account terminates as described under "--Reserve Account" in this prospectus supplement, an amount up to the excess, if any, of the Required Reserve Account Amount over the amount available to be withdrawn from the reserve account shall be deposited into the reserve account; and

    (j) the balance, if any, after giving effect to the payments made pursuant to subparagraphs (a) through (i) above shall be applied in accordance with the loan agreement.

  "Collateral Monthly Interest" with respect to any transfer date will equal the product of:

    (a) an amount equal to the London interbank offered rate for one-month United States dollar deposits plus 1.10% per annum, or such lesser amount as may be designated in the loan agreement,

    (b) the actual number of days in the related interest period divided by 360, and

    (c) the Collateral Interest as of the related record date or, with respect to the first transfer date, the Collateral Interest as of the closing date.

The trustee will determine the London interbank offered rate for one-month United States dollar deposits with respect to the Collateral Interest for each interest period on the second business day prior to the transfer date on which such interest period commences.

  Payments of Principal

  On each transfer date, the trustee, acting pursuant to the servicer's instructions, will distribute Available Investor Principal Collections on deposit in the principal account in the following priority:

    (a) during the Revolving Period, all such Available Investor Principal Collections will be distributed or deposited in the following priority:

      (i) an amount equal to the Collateral Monthly Principal will be paid to the Collateral Interest holder in accordance with the loan agreement; and

      (ii) the balance will be treated as Shared Principal Collections and applied as described under "Description of Series Provisions--Shared Principal Collections" in this prospectus supplement and "Description of the Certificates--Shared Principal Collections" in the accompanying prospectus;

    (b) during the Controlled Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, all such Available Investor Principal Collections will be distributed or deposited in the following priority:

      (i) an amount equal to Class A Monthly Principal will be deposited in the principal funding account (during the Controlled Accumulation Period or the Rapid Accumulation Period) or distributed (on the related distribution date) to the Class A certificateholders (during the Rapid Amortization Period);

      (ii) an amount equal to Class B Monthly Principal will be:

        (x) after an amount equal to the Class A Investor Interest has been deposited in the principal funding account (taking into account deposits to be made on such transfer date), deposited in the principal funding account (during the Controlled Accumulation Period) or distributed (on the related distribution date) to the Class B certificateholders (during the Rapid Accumulation Period); or

        (y) after the Class A Investor Interest has been paid in full (taking into account payments to be made on the related distribution date), distributed on the related distribution date to the Class B certificateholders (during the Rapid Amortization Period);

    (c) on each transfer date with respect to the Controlled Accumulation Period, the Rapid Accumulation Period and the Rapid Amortization Period in which a reduction in the Required Collateral Interest has occurred, Available Investor Principal Collections not applied to Class A Monthly Principal or Class B Monthly Principal will be applied to reduce the Collateral Interest to the Required Collateral Interest; and

    (d) during the Controlled Accumulation Period, the Rapid Accumulation Period and the Rapid Amortization Period, the balance of Available Investor Principal Collections not applied pursuant to (b) and (c) above, if any, will be treated as Shared Principal Collections and applied as described under "--Shared Principal Collections" in this prospectus supplement and "Description of the Certificates--Shared Principal Collections" in the accompanying prospectus.

  The final payment of principal and interest on the certificates will be made no later than April 15, 2010, or, if that date is not a business day, the next business day (such date, the "Series 2000-L Termination Date").

  "Class A Monthly Principal" for any transfer date relating to (a) the Controlled Accumulation Period or the Rapid Accumulation Period, prior to the deposit in full of an amount equal to the Class A Investor Interest in the principal funding account, or (b) the Rapid Amortization Period, prior to the payment in full of the Class A Investor Interest, will equal the least of:

    (i) the Available Investor Principal Collections on deposit in the principal account for such transfer date;

    (ii) for each transfer date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such transfer date; and

    (iii) the Class A Adjusted Investor Interest prior to any deposits on such transfer date.

  "Class B Monthly Principal" for any transfer date relating to (a) the Controlled Accumulation Period or the Rapid Accumulation Period, beginning with the transfer date on which an amount equal to the Class A Investor Interest has been deposited in the principal funding account (after taking into account deposits to be made on such transfer date), or (b) the Rapid Amortization Period, beginning with the transfer date immediately preceding the distribution date on which the Class A certificates will be paid in full (after taking into account payments to be made on the related distribution date), will equal the least of:

    (i) the Available Investor Principal Collections on deposit in the principal account with respect to such transfer date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such transfer date);

    (ii) for each transfer date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such transfer date (minus the Class A Monthly Principal for such transfer date); and

    (iii) the Class B Adjusted Investor Interest prior to any deposits on such transfer date.

  "Collateral Monthly Principal" means:

  (a) with respect to any transfer date relating to the Revolving Period following any reduction of the Required Collateral Interest pursuant to clause
(4) of the proviso in the definition thereof, an amount equal to the lesser of:

    (i) the excess, if any, of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such transfer date and after giving effect to any adjustments thereto for the benefit of Class A certificateholders and Class B certificateholders on such transfer date) over the Required Collateral Interest on such transfer date, and

    (ii) the Available Investor Principal Collections on such transfer date, or

  (b) with respect to any transfer date relating to the Controlled Accumulation Period, the Rapid Accumulation Period or the Rapid Amortization Period, an amount equal to the lesser of:

    (i) the excess, if any, of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and Reallocated Principal Collections on such transfer date and after giving effect to any adjustments thereto for the benefit of Class A certificateholders and Class B certificateholders on such transfer date) over the Required Collateral Interest on such transfer date, and

    (ii) the excess, if any, of (A) the Available Investor Principal Collections on such transfer date over (B) the sum of the Class A Monthly Principal and the Class B Monthly Principal for such transfer date.

  "Controlled Deposit Amount" means for any transfer date during the Controlled Accumulation Period, the sum of the applicable Controlled Accumulation Amount and the applicable Accumulation Shortfall.

  "Controlled Accumulation Amount" means for any transfer date during the Controlled Accumulation Period, $38,541,666.67. However, if the commencement of the Controlled Accumulation Period is delayed as described above under "-- Postponement of Controlled Accumulation Period," the Controlled Accumulation Amount may be higher than the amount stated above for each transfer date with respect to the Controlled Accumulation Period and will be determined by the servicer in accordance with the master agreement based on the principal payment rates for the accounts of the trust and on the Investor Interests of other series (other than certain excluded series) which are scheduled to be in their revolving periods and then scheduled to create Shared Principal Collections during the Controlled Accumulation Period.

  "Accumulation Shortfall" means:

    (a) on the first transfer date during the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such transfer date over the amount deposited in the principal funding account on such transfer date; and

    (b) on each subsequent transfer date during the Controlled Accumulation Period, the excess, if any, of the applicable Controlled Accumulation Amount for such subsequent transfer date plus any Accumulation Shortfall for the prior transfer date over the amount deposited in the principal funding account on such subsequent transfer date.

Shared Principal Collections

  Collections of principal receivables for any monthly period allocated to the Investor Interest will first be used to cover:

    (a) during the Controlled Accumulation Period, deposits of the applicable Controlled Deposit Amount to the principal funding account;

    (b) during the Rapid Accumulation Period, deposits of Available Investor Principal Collections into the principal funding account up to the Class A Investor Interest and payments to the Class B certificateholders and the Collateral Interest holder; and

    (c) during the Rapid Amortization Period, payments to the certificateholders and then under certain circumstances payments to the Collateral Interest holder.

  The servicer will determine the amount of collections of principal receivables for any monthly period allocated to the Investor Interest remaining after covering required payments to the certificateholders and the Collateral Interest holder and any similar amount remaining for any other series in group one, called "Shared Principal Collections." The servicer will allocate the Shared Principal Collections to cover any scheduled or permitted principal distributions to certificateholders and deposits to principal funding accounts, if any, for any series in group one which have not been covered out of the collections of principal receivables allocable to such series and certain other amounts for such series. If these principal shortfalls exceed Shared Principal Collections for any monthly period, Shared Principal Collections will be allocated pro rata among the applicable series in group one based on the relative amounts of principal shortfalls. To the extent that Shared Principal Collections exceed principal shortfalls, the balance will, subject to certain limitations, be paid to the holder of the Seller Interest.

Required Collateral Interest

  The "Required Collateral Interest" with respect to any transfer date means:

    (i) initially $37,500,000, and

    (ii) thereafter on each transfer date an amount equal to 7.5% of the sum of the Class A Adjusted Investor Interest and the Class B Adjusted Investor Interest on such transfer date, after taking into account funds on deposit in the principal funding account on such transfer date and payments to be made on the related distribution date, and the Collateral Interest on the prior transfer date after any adjustments made on such prior transfer date, but not less than $15,000,000; provided, however, that:

      (1) notwithstanding clause (2) below, if the amount on deposit in the principal funding account equals the Class A Investor Interest (taking into account any deposits to be made on such transfer date) and the Class B Investor Interest will be reduced to zero on the related distribution date, the Required Collateral Interest for any transfer date will be zero,

      (2) if certain reductions in the Collateral Interest are made or if a Pay Out Event occurs, the Required Collateral Interest for such transfer date shall equal the Required Collateral Interest for the transfer date immediately preceding the occurrence of such reduction or Pay Out Event,

      (3) in no event shall the Required Collateral Interest exceed the unpaid principal amount of the certificates as of the last day of the monthly period preceding such transfer date after taking into account payments to be made on the related distribution date, and

      (4) the Required Collateral Interest may be reduced to a lesser amount at any time if the Rating Agency Condition is satisfied.

  With respect to any transfer date, if the Collateral Interest is less than the Required Collateral Interest, certain Excess Spread, if available, will be allocated to increase the Collateral Interest to the extent of such shortfall. Any of such Excess Spread not required to be so allocated or deposited into the reserve account with respect to any transfer date will be applied in accordance with the loan agreement. See "--Application of Collections--Excess Spread" in this prospectus supplement.

Defaulted Receivables; Investor Charge-Offs

  On or before each transfer date, the servicer will calculate the Aggregate Investor Default Amount for the preceding monthly period. The term "Aggregate Investor Default Amount" means, for any monthly period, the sum of the Investor Default Amounts for such monthly period. The term "Investor Default Amount" means, for any receivable, the product of:

    (a) the Floating Investor Percentage on the day the applicable account became a defaulted account; and

    (b) the "Default Amount," which is the aggregate amount of principal receivables (other than ineligible receivables) in such account on the day such account became a defaulted account.

  A portion of the Aggregate Investor Default Amount will be allocated to the Class A certificateholders on each transfer date. This allocable amount is called the "Class A Investor Default Amount," and is equal to the product of the Class A Floating Allocation applicable during the related monthly period and the Aggregate Investor Default Amount for such monthly period.

  A portion of the Aggregate Investor Default Amount will be allocated to the Class B certificateholders on each transfer date. This allocable amount is called the "Class B Investor Default Amount," and is equal to the product of the Class B Floating Allocation applicable during the related monthly period and the Aggregate Investor Default Amount for such monthly period.

  A portion of the Aggregate Investor Default Amount will be allocated to the Collateral Interest holder on each transfer date. This allocable amount is called the "Collateral Default Amount," and is equal to the product of the Collateral Floating Allocation applicable during the related monthly period and the Aggregate Investor Default Amount for such monthly period.

  Class A Investor Default Amount

  On each transfer date, if the Class A Investor Default Amount for such transfer date exceeds the amount of Class A Available Funds, Excess Spread and Reallocated Principal Collections available to fund such amount with respect to the monthly period immediately preceding such transfer date as described under "--Application of Collections--Excess Spread" in this prospectus supplement, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such transfer date) will be reduced by the amount of such excess, but not more than the lesser of the Class A Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such transfer date) for such transfer date.

  In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such transfer date for which the Collateral Interest is not reduced) will be reduced by the amount by which the Collateral Interest would have been reduced below zero.

  In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero, but not more than the Class A Investor Default Amount for such transfer date. This reduction in the Class A Investor Interest is called a "Class A Investor Charge-Off."

  If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any transfer date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amount of Excess Spread allocated and available for such purpose as described under""--Application of Collections--Excess Spread" in this prospectus supplement.

  Class B Investor Default Amount

  On each transfer date, if the Class B Investor Default Amount for such transfer date exceeds the amount of Excess Spread and Reallocated Collateral Principal Collections which are allocated and available to fund such amount with respect to the monthly period preceding such transfer date as described under "--Application of Collections--Excess Spread" in this prospectus supplement, the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such transfer date and after giving effect to any adjustments with respect thereto as described in the preceding paragraph) will be reduced by the amount of such excess. Such reduction, however will not be more than the lesser of the Class B Investor Default Amount and the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Principal Collections on such transfer date and after giving effect to any adjustments with respect thereto as described in "--Class A Investor Default Amount" above) for such transfer date.

  In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest would have been reduced below zero, but not more than the Class B Investor Default Amount for such transfer date. This reduction in the Class B Investor Interest is called a "Class B Investor Charge-Off."

  The Class B Investor Interest will also be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest (after giving effect to reductions for any Collateral Charge-Offs and any Reallocated Collateral Principal Collections on such transfer date) and the amount of any portion of the Class B Investor Interest allocated to the Class A certificates to avoid a reduction in the Class A Investor Interest. The Class B Investor Interest will thereafter be reimbursed (but not in excess of the unpaid principal balance of the Class B certificates) on any transfer date by the amount of Excess Spread allocated and available for that purpose as described under "--Application of Collections--Excess Spread" in this prospectus supplement.

  Collateral Default Amount

  On each transfer date, if the Collateral Default Amount for such transfer date exceeds the amount of Excess Spread which is allocated and available to fund such amount as described under "--Application of Collections--Excess Spread" in this prospectus supplement, the Collateral Interest will be reduced by the amount of such excess, but not more than the lesser of the Collateral Default Amount and the Collateral Interest for such transfer date. This reduction in the Collateral Interest is called a "Collateral Charge-Off."

  The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections and the amount of any portion of the Collateral Interest allocated to the Class A certificates to avoid a reduction in the Class A Investor Interest or to the Class B certificates to avoid a reduction in the Class B Investor Interest. The Collateral Interest will thereafter be reimbursed on any transfer date by the amount of Excess Spread allocated and available for that purpose as described under "--Application of Collections-- Excess Spread" in this prospectus supplement.

Principal Funding Account

  The trustee will establish and maintain with a Qualified Institution the principal funding account as a segregated trust account held for the benefit of the certificateholders and the Collateral Interest holder. During the Controlled Accumulation Period and the Rapid Accumulation Period, the trustee at the direction of the servicer will transfer collections in respect of principal receivables (other than Reallocated Principal Collections) and Shared Principal Collections from other series, if any, allocated to the Series 2000-L certificates from the principal account to the principal funding account as described under "--Application of Collections" in this prospectus supplement.

  Funds on deposit in the principal funding account will be invested to the following transfer date by the trustee at the direction of the servicer in Permitted Investments. During the Controlled Accumulation Period and the Rapid Accumulation Period, investment earnings (net of investment losses and expenses) on funds on deposit in the principal funding account will be deposited in the finance charge account and included in Class A Available Funds and Class B Available Funds. If, for any transfer date, these amounts are less than the Covered Amount, the amount of such deficiency shall be withdrawn, to the extent required and available, from the reserve account (during the Controlled Accumulation Period) and the swap reserve fund (during the Rapid Accumulation Period) and deposited in the finance charge account and included as Class A Available Funds or Class B Available Funds, as applicable, for such transfer date. See "--Reserve Account" and " --Swap Reserve Fund" in this prospectus supplement.

  "Covered Amount" means, with respect to any transfer date, the sum of:

    (a) with respect to the Class A certificates, the product of:

      (i) a rate of 0.20% per annum above Swap LIBOR prevailing on the related Swap LIBOR determination date for the related interest period (or such lesser rate as is specified in the interest rate swap) or, in the event the interest rate swap has terminated, the Class A certificate rate;

      (ii) a fraction, the numerator of which is the actual number of days in the related interest period (or, in the event the interest rate swap has terminated, the numerator of which is 30), and the denominator of which is 360; and

      (iii) the aggregate amount on deposit in the principal funding account with respect to Class A Monthly Principal as of the record date immediately preceding such transfer date; and

    (b) with respect to the Class B certificates, the product of:

      (i) the Class B certificate rate for the related interest period;

      (ii) a fraction, the numerator of which is the actual number of days in the related interest period, and the denominator of which is 360; and

      (iii) the aggregate amount on deposit in the principal funding account with respect to Class B Monthly Principal as of the record date immediately preceding such transfer date.

Reserve Account

  The trustee will establish and maintain with a Qualified Institution the reserve account as a segregated trust account held for the benefit of the certificateholders. The reserve account is established to assist with the subsequent distribution of interest on the certificates and Net Swap Payments, if any, during the Controlled Accumulation Period and on the first transfer date for the Rapid Accumulation Period or the Rapid Amortization Period. On each transfer date from and after the transfer date on which funding of the reserve account begins, but prior to the termination of the reserve account, the trustee, acting pursuant to the servicer's instructions, will apply Excess Spread allocated to the certificates (to the extent described above under "-- Application of Collections--Excess Spread" in this prospectus supplement) to increase the amount on deposit in the reserve account (to the extent such amount is less than the Required Reserve Account Amount). The reserve account will begin to be funded no later than three months prior to the commencement of the Controlled Accumulation Period, or such earlier date as the servicer may determine.

  The "Required Reserve Account Amount" for any transfer date will be equal to
(a) 0.5% of the outstanding principal balance of the Class A certificates or
(b) any other amount designated by the seller, except that if such designation is of a lesser amount, the seller will provide the servicer, the Collateral Interest holder and the trustee with evidence that the Rating Agency Condition has been satisfied, and the seller will deliver to the trustee a certificate of an authorized officer of the seller to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the seller, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to Series 2000-L.

  On each transfer date, after giving effect to any deposit to be made to, and any withdrawal to be made from, the reserve account on such transfer date, the trustee will withdraw from the reserve account an amount equal to the excess, if any, of the amount on deposit in the reserve account over the Required Reserve Account Amount and will distribute such excess to the Collateral Interest holder for application in accordance with the loan agreement.

  So long as the reserve account is not terminated as described below, all amounts on deposit in the reserve account on any transfer date (after giving effect to any deposits to, or withdrawals from, the reserve account to be made on such transfer date) will be invested to the following transfer date by the trustee at the direction of the servicer in Permitted Investments. The interest and other investment income (net of investment expenses and losses) earned on such investments will be retained in the reserve account (to the extent the amount on deposit is less than the Required Reserve Account Amount) or deposited in the finance charge account and treated as Class A Available Funds.

  On or before each transfer date for the Controlled Accumulation Period and on the first transfer date for the first to occur of the Rapid Accumulation Period or the Rapid Amortization Period, a withdrawal will be made from the reserve account, and the amount of such withdrawal will be deposited in the finance charge account and included as Class A Available Funds or Class B Available Funds, as provided in the Series 2000-L supplement. However, the amount of such withdrawal will be reduced to the extent that funds otherwise would be available to be deposited in the reserve account on such transfer date.

  The reserve account will be terminated upon the earliest to occur of:

    (a) the termination of the trust pursuant to the master agreement;

    (b) the first transfer date for the Rapid Accumulation Period;

    (c) the first transfer date for the Rapid Amortization Period; and

    (d) the transfer date immediately preceding the scheduled payment date.

  Upon the termination of the reserve account, all amounts on deposit therein (after giving effect to any withdrawal from the reserve account on such date as described above) will be distributed to the Collateral Interest holder for application in accordance with the loan agreement. Any amounts withdrawn from the reserve account and distributed to the Collateral Interest holder will not be available for distribution to the certificateholders.

Swap Reserve Fund

  Pursuant to the Series 2000-L supplement, the trustee will establish and maintain with a Qualified Institution the swap reserve fund as a segregated trust account held for the benefit of the Class A certificateholders and the swap counterparty, as their interests appear in the Series 2000-L supplement. The swap reserve fund is established to assist in the payment of certain amounts owed by the trust to the swap counterparty during the Rapid Accumulation Period and to pay any amounts owed by the trust to the swap counterparty as a result of an early termination of the interest rate swap. The swap reserve fund will be funded by an initial deposit by the seller. Payments required to be made by the swap counterparty to the trust are not dependent upon or subject to the availability of funds in the swap reserve fund.

  On or before each transfer date for the Rapid Accumulation Period and on the first transfer date for the Rapid Amortization Period if the Rapid Amortization Period is preceded by the Rapid Accumulation Period, a withdrawal will be made from the swap reserve fund in an amount equal to the lesser of:

    (a) the amount on deposit in the swap reserve fund for such transfer date; and

    (b) the amount, if any, by which principal funding investment proceeds are less than the Covered Amount with respect to such transfer date;

provided, however, that on the first transfer date for the Rapid Accumulation Period, the amount of such withdrawal will equal the amount, if any, by which the sum of (i) principal funding investment proceeds for such transfer date and
(ii) the amount withdrawn from the reserve account on such transfer date as described under "--Principal Funding Account" and "--Reserve Account" is less than the amount computed pursuant to clause (a) of the definition of Covered Amount for such transfer date. Such withdrawal will be deposited into the finance charge account and included as Class A Available Funds for such transfer date. No amounts withdrawn from the swap reserve fund will be included as Class B Available Funds or Collateral Available Funds.

Pay Out Events

  The Revolving Period will continue through October 31, 2006 (unless such date is postponed as described under "--Postponement of Controlled Accumulation Period" in this prospectus supplement), unless either a Series 2000-L Pay Out Event or a Trust Pay Out Event (either, a "Pay Out Event") occurs prior to such date. A "Series 2000-L Pay Out Event" refers to any of the following events:

    (a) failure on the part of the seller:

      (i) to make any payment or deposit on the date required under the master agreement or the Series 2000-L supplement (or within the applicable grace period which shall not exceed five days); or

      (ii) to observe or perform in any material respect any other covenants or agreements of the seller set forth in the master agreement or the Series 2000-L supplement, which failure has a material adverse effect on the certificateholders (which determination shall be made without reference to whether any funds are available under the Collateral Interest) and which continues unremedied for a period of 60 days after written notice of such failure, requiring the same to be remedied, and continues to materially and adversely affect the interests of the certificateholders (which determination shall be made without reference to whether any funds are available under the Collateral Interest) for such period;

    (b) any representation or warranty made by the seller in the master agreement or the Series 2000-L supplement, or any information required to be given by the seller to the trustee to identify the accounts, proves to have been incorrect in any material respect when made or delivered and which continues to be incorrect in any material respect for a period of 60 days after written notice of such failure, requiring the same to be remedied, and as a result of which the interests of the certificateholders are materially and adversely affected (which determination shall be made without reference to whether any funds are available under the Collateral Interest) and continue to be materially and adversely affected for such period, except that a Pay Out Event pursuant to this subparagraph (b) will not occur if the seller has accepted reassignment of the related receivable or all such receivables, if applicable, during such period (or such longer period as the trustee may specify) in accordance with the provisions of the master agreement;

    (c) the average of the Portfolio Yields for any three consecutive monthly periods is less than the average of the Base Rates for such period;

    (d) a failure by the seller to convey receivables arising under additional accounts, or participations, to the trust when required by the master agreement;

    (e) any servicer default occurs which would have a material adverse effect on the certificateholders; or

    (f) insufficient moneys available to pay the Class A Investor Interest and the Class B Investor Interest on the scheduled payment date.

  A "Trust Pay Out Event" refers to any of the following events:

    (a) certain events of insolvency, conservatorship or receivership relating to the seller;

    (b) the seller becomes unable for any reason to transfer receivables to the trust in accordance with the provisions of the master agreement; or

    (c) the trust becomes an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

  The term "Base Rate" means, with respect to any monthly period, the annualized percentage equivalent of a fraction:

  . the numerator of which is the sum of Class A Monthly Interest, Class B
    Monthly Interest, Collateral Monthly Interest and the Net Swap Payment, if any, each for the related interest period, less the Net Swap Receipt, if any, deposited in the finance charge account for such interest period, and the Investor Servicing Fee and the Servicer Interchange, each for such monthly period; and

  . the denominator of which is the Investor Interest as of the close of business on the last day of such monthly period.

  The term "Portfolio Yield" means, with respect to any monthly period, the annualized percentage equivalent of a fraction:

  . the numerator of which is the sum of collections of finance charge receivables, annual membership fees, principal funding account investment earnings and amounts withdrawn from the reserve account, the swap reserve fund and the interest reserve account and allocable to the Class A certificates, the Class B certificates and the Collateral Interest for such monthly period, calculated on a cash basis after subtracting the Aggregate Investor Default Amount for such monthly period; and

  . the denominator of which is the Investor Interest as of the close of business on the last day of such monthly period.

  In the case of any event described in clause (a), (b) or (e) of the definition of Series 2000-L Pay Out Event, a Series 2000-L Pay Out Event will occur only if, after any applicable grace period, either the trustee or the certificateholders and the Collateral Interest holder evidencing interests aggregating not less than 50% of the Investor Interest, by written notice to the seller and the servicer (and to the trustee if given by the certificateholders) declare that a Series 2000-L Pay Out Event has occurred as of the date of such notice.

  In the case of any event described in the definition of a Trust Pay Out Event, a Trust Pay Out Event with respect to all series then outstanding, and in the case of any event described in clause (c), (d) or (f) of the definition of Series 2000-L Pay Out Event, a Series 2000-L Pay Out Event with respect to only the certificates of Series 2000-L, will occur without any notice or other action on the part of the trustee or the certificateholders immediately upon the occurrence of such event.

  See "Description of the Certificates--Pay Out Events" in the accompanying prospectus for an additional discussion of the consequences of an insolvency, conservatorship or receivership of the seller.

Servicing Compensation and Payment of Expenses

  The share of the servicing fee allocable to the Investor Interest for any transfer date, called the "Investor Servicing Fee," will equal one-twelfth of the product of (a) 2.0% and (b) the Adjusted Investor Interest as of the last day of the monthly period preceding such transfer date, except that for the first transfer date, the Investor Servicing Fee will be equal to $1,333,333.33. On each transfer date, if MBNA or The Bank of New York is the servicer, Servicer Interchange for the related monthly period that is on deposit in the finance charge account will be withdrawn from the finance charge account and paid to the servicer in payment of a portion of the Investor Servicing Fee for such monthly period.

  The "Servicer Interchange" for any monthly period for which MBNA or The Bank of New York is the servicer will be an amount equal to the portion of collections of finance charge receivables allocated to the Investor Interest for such monthly period that is attributable to interchange. However, Servicer Interchange for a monthly period will not exceed one-twelfth of the product of
(i) the Adjusted Investor Interest, as of the last day of such monthly period and (ii) 0.75%; except that for the first transfer date, the Servicer Interchange may equal but shall not exceed $500,000.00. In the case of any insufficiency of Servicer Interchange on deposit in the finance charge account, a portion of the Investor Servicing Fee with respect to such monthly period will not be paid to the extent of such insufficiency and in no event shall the trust, the trustee, the certificateholders or the Collateral Interest holder be liable for the share of the Servicing Fee to be paid out of Servicer Interchange.

  The "Class A Servicing Fee" is the share of the Investor Servicing Fee allocable to the Class A certificateholders for any transfer date and is equal to one-twelfth of the product of (a) the Class A Floating Allocation, (b) 1.25%, or if MBNA or The Bank of New York is not the servicer, 2.0% (the "Net Servicing Fee Rate") and (c) the Adjusted Investor Interest as of the last day of the monthly period preceding such transfer date; except that for the first transfer date the Class A Servicing Fee will be equal to $708,333.33.

  The "Class B Servicing Fee" is the share of the Investor Servicing Fee allocable to the Class B certificateholders for any transfer date and is equal to one-twelfth of the product of (a) the Class B Floating Allocation, (b) the Net Servicing Fee Rate and (c) the Adjusted Investor Interest as of the last day of the monthly period preceding such transfer date; except that for the first transfer date the Class B Servicing Fee will be equal to $62,500.00.

  The "Collateral Interest Servicing Fee" is the share of the Investor Servicing Fee allocable to the Collateral Interest holder for any transfer date and is equal to one-twelfth of the product of (a) the Collateral Floating Allocation, (b) the Net Servicing Fee Rate and (c) the Adjusted Investor Interest as of the last day of the monthly period preceding such transfer date; except that for the first transfer date the Collateral Interest Servicing Fee will be equal to $62,500.00.

  The remainder of the servicing fee will be paid by the holder of the Seller Interest or other series (as provided in the related series supplements) or, to the extent of any insufficiency of Servicer Interchange as described above, not be paid. In no event shall the trust, the trustee, the certificateholders or the Collateral Interest holder be liable for the share of the servicing fee to be paid out of Servicer Interchange. The Class A Servicing Fee and the Class B Servicing Fee will be payable to the servicer solely to the extent amounts are available for distribution in respect thereof as described under "--Application of Collections--Payment of Interest, Fees and Other Items" in this prospectus supplement.

  The servicer will pay from its servicing compensation certain expenses incurred in connection with servicing the receivables including, without limitation, payment of the fees and disbursements of the trustee and independent certified public accountants and other fees which are not expressly stated in the master agreement to be payable by the trust, the certificateholders or the Collateral Interest holder other than federal, state and local income and franchise taxes, if any, of the trust.

Amendments

  In addition to being subject to amendment as described in "Description of the Certificates--Amendments" in the accompanying prospectus, the Series 2000-L supplement may be amended by the seller without the consent of the servicer, the trustee or any certificateholder if the seller provides the trustee with
(a) an opinion of counsel to the effect that such amendment or modification would reduce the risk that the trust would be treated as taxable as a publicly traded partnership pursuant to Section 7704 of the Internal Revenue Code of 1986, as amended and (b) a certificate that such amendment or modification would not materially and adversely affect any certificateholder, except that no such amendment shall be deemed effective without the trustee's consent, if the trustee's rights, duties and obligations under the Series 2000-L supplement are thereby modified. Promptly after the effectiveness of any such amendment, the seller shall deliver a copy of such amendment to each of the servicer, the trustee and each rating agency described in the Series 2000-L supplement.

                              ERISA Considerations

General

  Subject to the considerations described below and in the prospectus, the Class A certificates may be purchased by, on behalf of, or with "plan assets" of any employee benefit or other plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended. Any plan fiduciary that proposes to cause a plan to acquire any of the Class A certificates should consult with its counsel with respect to the potential consequences under ERISA and the Internal Revenue Code of the plan's acquisition and ownership of such Class A certificates. See "ERISA Considerations" in the accompanying prospectus.

  The Class B certificates may not be acquired or held by or with "plan assets" of any plan. By its acceptance of a Class B certificate, each Class B certificateholder will be deemed to have represented and warranted that either
(i) it is not and will not be a plan or (ii) it will not hold the Class B certificates with "plan assets" of any plan.

Class A Certificates

  It is anticipated that the Class A certificates will meet the criteria for treatment as "publicly-offered securities" as described in the accompanying prospectus. No restrictions will be imposed on the transfer of the Class A certificates. It is expected that the Class A certificates will be held by at least 100 independent investors at the conclusion of the initial public offering made hereby although no assurance can be given, and no monitoring or other measures will be taken to ensure, that such condition is met. The Class A certificates will be sold as part of an offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, and then will be timely registered under the Securities Exchange Act of 1934, as amended.

  If the foregoing exception under the plan asset regulation were not satisfied, transactions involving the trust and parties in interest with respect to a plan that purchases or holds the Class A certificates might be prohibited under Section 406 of ERISA and/or Section 4975 of the Internal Revenue Code and result in excise tax and other liabilities under ERISA and
Section 4975 of the Internal Revenue Code unless an exemption were available. The five Department of Labor class exemptions described in the accompanying prospectus may not provide relief for all transactions involving the assets of the trust even if they would otherwise apply to the purchase of Class A certificates by a plan. The Class A certificates will not be eligible for the exemptive relief provided by Department of Labor Prohibited Transaction Exemption 98-13. See "ERISA Considerations" in the accompanying prospectus.

  Any plan fiduciary considering whether to purchase any Class A certificates on behalf of, or with "plan assets" of, a plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and Section 4975 of the Internal Revenue Code to such investment. Among other things, before purchasing any Class A certificates, a plan fiduciary should make its own determination as to the availability of any prohibited transaction exemptions.

Class B Certificates

  The underwriters of the Class B certificates do not expect that the Class B certificates will be held by at least 100 independent investors and, therefore, do not expect that the Class B certificates will qualify as publicly-offered securities under the plan asset regulation. Because the Class A certificates will not be eligible for the exemptive relief provided by Department of Labor Prohibited Transaction Exemption 98-13, the Class B certificates will not be eligible for the exemptive relief provided by Department of Labor Prohibited Transaction Class Exemption 95-60. See "ERISA Considerations" in the accompanying prospectus. Accordingly, the Class B certificates may not be acquired by (a) any employee benefit plan that is subject to ERISA, (b) any plan or other arrangement (including an individual retirement account or Keogh plan) that is subject to Section 4975 of the Internal Revenue Code or (c) any entity whose underlying assets include "plan assets" under the plan asset regulation by reason of any such plan's investment in the entity. By its acceptance of a Class B certificate, each Class B certificateholder will be deemed to have represented and warranted that it is not subject to the foregoing limitation.

                                  Underwriting

  Subject to the terms and conditions set forth in the underwriting agreement as supplemented by a terms agreement relating to the Class A certificates between the seller and the Class A underwriters named below, and the underwriting agreement as supplemented by a terms agreement relating to the Class B certificates between the seller and the Class B underwriter named below, the seller has agreed to sell to the underwriters, and each of the underwriters has severally agreed to purchase, the principal amount of the certificates set forth opposite its name:

                                                             Principal Amount of
                                                                   Class A
   Class A Underwriters                                         Certificates
   --------------------                                      -------------------
   Salomon Smith Barney Inc.................................    $ 85,000,000
   Banc of America Securities LLC...........................      85,000,000
   Banc One Capital Markets, Inc............................      85,000,000
   Barclays Capital Inc.....................................      85,000,000
   Deutsche Bank Securities Inc.............................      85,000,000
                                                                ------------
     Total..................................................    $425,000,000
                                                                ============
                                                             Principal Amount of
                                                                   Class B
   Class B Underwriters                                         Certificates
   --------------------                                      -------------------
   Salomon Smith Barney Inc.................................    $ 37,500,000
                                                                ============

  In the Class A underwriting agreement, the Class A underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Class A certificates offered hereby if any of the Class A certificates are purchased. In the Class B underwriting agreement, the Class B underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all of the Class B certificates offered hereby if any of the Class B certificates are purchased.

  The Class A underwriters propose initially to offer the Class A certificates to the public at 99.82728% of their principal amount and to certain dealers at such price less concessions not in excess of 0.195% of the principal amount of the Class A certificates. The Class A underwriters may allow, and such dealers may reallow, concessions not in excess of 0.120% of the principal amount of the Class A certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class A underwriters.

  The Class B underwriter proposes initially to offer the Class B certificates to the public at 100% of their principal amount and to certain dealers at such price less concessions not in excess of 0.195% of the principal amount of the Class B certificates. The Class B underwriter may allow, and such dealers may reallow, concessions not in excess of 0.120% of the principal amount of the Class B certificates to certain brokers and dealers. After the initial public offering, the public offering price and other selling terms may be changed by the Class B underwriter.

  We will receive proceeds of approximately $460,262,815 from the sale of the certificates (representing 99.50228% of the principal amount of each Class A certificate and 99.675% of the principal amount of each Class B certificate) after paying the underwriting discount of $1,503,125 (representing 0.325% of the principal amount of each Class A certificate and 0.325% of the principal amount of each Class B certificate). The underwriting discount will be 1.50% for Class A certificates sold to various noninstitutional investors. To the extent Class A certificates are sold to these investors, the actual Class A underwriting discount will be more than, and the proceeds to the seller from the sales of Class A certificates will be less than, the amounts shown above. Additional offering expenses are estimated to be $800,000.

  Each underwriter has represented and agreed that:

    (a) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the certificates in, from or otherwise involving the United Kingdom;

    (b) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue or sale of the certificates to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on;

    (c) if it is an authorized person under Chapter III of part I of the Financial Services Act 1986, it has only promoted and will only promote (as that term is defined in Regulation 1.02(2) of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991) to any person in the United Kingdom the scheme described in this prospectus supplement and the accompanying prospectus if that person is of a kind described either in
  Section 76(2) of the Financial Services Act 1986 or in Regulation 1.04 of the Financial Services (Promotion of Unregulated Schemes) Regulations 1991; and

    (d) it is a person of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996.

  The seller will indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the underwriters may be required to make in respect thereof.

  The underwriters may engage in over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids with respect to the certificates in accordance with Regulation M under the Securities Exchange Act of 1934. Over-allotment transactions involve syndicate sales in excess of the offering size, which creates a syndicate short position. Stabilizing transactions permit bids to purchase the certificates so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve purchases of the certificates in the open market after the distribution has been completed in order to cover syndicate short positions. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when the certificates originally sold by such syndicate member are purchased in a syndicate covering transaction. Such over-allotment transactions, stabilizing transactions, syndicate covering transactions and penalty bids may cause the prices of the certificates to be higher than they would otherwise be in the absence of such transactions. Neither the seller nor the underwriters represent that the underwriters will engage in any such transactions or that such transactions, once commenced, will not be discontinued without notice at any time.

                    Index of Terms for Prospectus Supplement

Term                                                                        Page
----                                                                        ----
Accumulation Period Length................................................. S-29
Accumulation Shortfall..................................................... S-44
Adjusted Investor Interest................................................. S-37
Aggregate Investor Default Amount.......................................... S-45
Available Investor Principal Collections................................... S-28
bank portfolio............................................................. S-15
Base Rate.................................................................. S-50
business day............................................................... S-26
Class A Additional Interest................................................ S-26
Class A Adjusted Investor Interest......................................... S-36
Class A Available Funds.................................................... S-27
Class A Fixed Allocation................................................... S-35
Class A Floating Allocation................................................ S-34
Class A Investor Charge-Off................................................ S-46
Class A Investor Default Amount............................................ S-45
Class A Investor Interest.................................................. S-36
Class A Monthly Interest................................................... S-40
Class A Monthly Principal.................................................. S-43
Class A Required Amount.................................................... S-37
Class A Servicing Fee...................................................... S-51
Class B Additional Interest................................................ S-26
Class B Adjusted Investor Interest......................................... S-37
Class B Available Funds.................................................... S-27
Class B Fixed Allocation................................................... S-35
Class B Floating Allocation................................................ S-34
Class B Investor Charge-Off................................................ S-46
Class B Investor Default Amount............................................ S-45
Class B Investor Interest.................................................. S-36
Class B Monthly Interest................................................... S-40
Class B Monthly Principal.................................................. S-43
Class B Required Amount.................................................... S-38
Class B Servicing Fee...................................................... S-51
Collateral Available Funds................................................. S-40
Collateral Charge-Off...................................................... S-47
Collateral Default Amount.................................................. S-45
Collateral Fixed Allocation................................................ S-35
Collateral Floating Allocation............................................. S-34
Collateral Interest........................................................ S-36
Collateral Interest Servicing Fee.......................................... S-52
Collateral Monthly Interest................................................ S-41
Collateral Monthly Principal............................................... S-43
Controlled Accumulation Amount............................................. S-44
Controlled Accumulation Period............................................. S-22
Controlled Deposit Amount.................................................. S-44
Covered Amount............................................................. S-47
cut-off date............................................................... S-18
Default Amount............................................................. S-45

Term                                                                        Page
----                                                                        ----
distribution date.......................................................... S-26
Excess Spread.............................................................. S-40
Fixed Investor Percentage.................................................. S-34
Floating Amount............................................................ S-31
Floating Investor Percentage............................................... S-33
group one.................................................................. S-11
interest period............................................................ S-26
Interest Reserve Account Event............................................. S-32
Investor Default Amount.................................................... S-45
Investor Interest.......................................................... S-36
Investor Servicing Fee..................................................... S-51
LIBOR...................................................................... S-26
LIBOR determination date................................................... S-26
London business day........................................................ S-26
Minimum Aggregate Principal Receivables.................................... S-19
Minimum Seller Interest.................................................... S-18
monthly period............................................................. S-33
Net Servicing Fee Rate..................................................... S-51
Net Swap Payment........................................................... S-31
Net Swap Receipt........................................................... S-31
Notional Amount............................................................ S-30
Pay Out Event.............................................................. S-49
Portfolio Yield............................................................ S-50
Rapid Accumulation Period.................................................. S-23
Rapid Amortization Period.................................................. S-23
Rating Agency Condition.................................................... S-19
Reallocated Class B Principal Collections.................................. S-39
Reallocated Collateral Principal Collections............................... S-39
Reallocated Principal Collections.......................................... S-39
Required Collateral Interest............................................... S-44
Required Interest Reserve Amount........................................... S-32
Required Reserve Account Amount............................................ S-48
Revolving Period........................................................... S-27
scheduled payment date..................................................... S-22
Series 2000-L Pay Out Event................................................ S-49
Series 2000-L Termination Date............................................. S-43
Servicer Interchange....................................................... S-51
Shared Principal Collections............................................... S-44
Swap LIBOR................................................................. S-31
Swap LIBOR Determination Date.............................................. S-31
Telerate Page 3750......................................................... S-26
transfer date.............................................................. S-28
Trust Pay Out Event........................................................ S-50

                                                                         ANNEX I

                      Other Series Issued and Outstanding

  The table below sets forth the principal characteristics of the other series previously issued by the trust that are currently outstanding, all of which are in group one. For more specific information with respect to any series, any prospective investor should contact MBNA at (800) 362-6255 or (302) 456-8588. MBNA will provide, without charge, to any prospective purchaser of the certificates, a copy of the disclosure documents for any previous publicly-issued series.

 1.Series 1994-C

   Initial Class A Investor Interest...............................$870,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.25% per annum
   Initial Class B Investor Interest................................$45,000,000
   Class B Certificate Rate................One-Month LIBOR plus 0.45% per annum
   Class A Controlled Accumulation Amount..........................$72,500,000*
   Class A Scheduled Payment Date................October 2001 Distribution Date
   Class B Scheduled Payment Date...............November 2001 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$85,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1994-C Termination Date..................March 2004 Distribution Date
   Series Issuance Date........................................October 26, 1994

 2.Series 1994-E

   Initial Investor Interest.......................................$500,000,000
   Current Investor Interest as of November 30, 2000...............$450,000,000
   Maximum Investor Interest.......................................$450,000,000
   Certificate Rate......................................Commercial Paper Index
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Cash Collateral Amount...................................$20,000,000
   Series Issuance Date.......................................December 15, 1994

 3.Series 1995-A

   Initial Class A Investor Interest...............................$500,250,000
   Class A Certificate Rate................One-Month LIBOR plus 0.27% per annum
   Initial Class B Investor Interest................................$25,875,000
   Class B Certificate Rate................One-Month LIBOR plus 0.45% per annum
   Class A Controlled Accumulation Amount..........................$41,687,500*
   Class A Scheduled Payment Date.................August 2004 Distribution Date
   Class B Scheduled Payment Date..............September 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$48,875,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1995-A Termination Date................January 2007 Distribution Date
   Series Issuance Date..........................................March 22, 1995

 4.Series 1995-C

   Initial Class A Investor Interest...............................$500,250,000
   Class A Certificate Rate.....................................6.45% per annum
   Initial Class B Investor Interest................................$25,875,000
   Class B Certificate Rate................One-Month LIBOR plus 0.42% per annum
   Class A Controlled Accumulation Amount..........................$41,687,500*
   Class A Scheduled Payment Date...................June 2005 Distribution Date
   Class B Scheduled Payment Date...................July 2005 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$48,875,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1995-C Termination Date...............February 2008 Distribution Date
   Series Issuance Date...........................................June 29, 1995

 5.Series 1995-E

   Initial Class A Investor Interest...............................$435,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.22% per annum
   Initial Class B Investor Interest................................$22,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.32% per annum
   Class A Controlled Accumulation Amount..........................$36,250,000*
   Class A Scheduled Payment Date.................August 2002 Distribution Date
   Class B Scheduled Payment Date..............September 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$42,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1995-E Termination Date................January 2005 Distribution Date
   Series Issuance Date..........................................August 2, 1995

 6.Series 1995-G

   Initial Class A Investor Interest...............................$435,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.21% per annum
   Initial Class B Investor Interest................................$22,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.33% per annum
   Class A Controlled Accumulation Amount..........................$36,250,000*
   Class A Scheduled Payment Date................October 2002 Distribution Date
   Class B Scheduled Payment Date...............November 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$42,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1995-G Termination Date..................March 2005 Distribution Date
   Series Issuance Date......................................September 27, 1995

 7.Series 1995-J

   Initial Class A Investor Interest...............................$435,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.23% per annum
   Initial Class B Investor Interest................................$22,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.35% per annum
   Class A Controlled Accumulation Amount..........................$36,250,000*
   Class A Scheduled Payment Date...............November 2002 Distribution Date
   Class B Scheduled Payment Date...............December 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$42,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1995-J Termination Date..................April 2005 Distribution Date
   Series Issuance Date.......................................November 21, 1995

 8.Series 1996-A

   Initial Class A Investor Interest...............................$609,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.21% per annum
   Initial Class B Investor Interest................................$31,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.34% per annum
   Class A Controlled Accumulation Amount..........................$50,750,000*
   Class A Scheduled Payment Date...............February 2003 Distribution Date
   Class B Scheduled Payment Date..................March 2003 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$59,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-A Termination Date...................July 2005 Distribution Date
   Series Issuance Date.......................................February 28, 1996

 9.Series 1996-B

   Initial Class A Investor Interest...............................$435,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.26% per annum
   Initial Class B Investor Interest................................$22,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.37% per annum
   Class A Controlled Accumulation Amount..........................$36,250,000*
   Class A Scheduled Payment Date..................March 2006 Distribution Date
   Class B Scheduled Payment Date..................April 2006 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$42,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-B Termination Date.................August 2008 Distribution Date
   Series Issuance Date..........................................March 26, 1996

10.Series 1996-C

   Initial Class A Investor Interest...............................$435,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.14% per annum
   Initial Class B Investor Interest................................$22,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.28% per annum
   Class A Controlled Accumulation Amount..........................$36,250,000*
   Class A Scheduled Payment Date..................March 2001 Distribution Date
   Class B Scheduled Payment Date..................April 2001 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$42,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-C Termination Date.................August 2003 Distribution Date
   Series Issuance Date..........................................March 27, 1996

11.Series 1996-D

   Initial Class A Investor Interest...............................$850,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.15% per annum
   Initial Class B Investor Interest................................$75,000,000
   Class B Certificate Rate................One-Month LIBOR plus 0.29% per annum
   Class A Controlled Accumulation Amount.......................$70,833,333.33*
   Class A Scheduled Payment Date..................April 2001 Distribution Date
   Class B Scheduled Payment Date....................May 2001 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$75,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-D Termination Date..............September 2003 Distribution Date
   Series Issuance Date.............................................May 1, 1996

12.Series 1996-E

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.17% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.31% per annum
   Class A Controlled Accumulation Amount..........................$53,125,000*
   Class A Scheduled Payment Date....................May 2003 Distribution Date
   Class B Scheduled Payment Date...................June 2003 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-E Termination Date................October 2005 Distribution Date
   Series Issuance Date............................................May 21, 1996

13.Series 1996-F

   Initial Class A Investor Interest...............................$705,000,000
   Initial Collateral Interest......................................$45,000,000
   Current Investor Interest as of November 30, 2000...............$744,681,000
   Maximum Investor Interest.....................................$1,000,000,000
   Certificate Rate......................................Commercial Paper Index
   Annual Servicing Fee Percentage...............................2.0% per annum
   Series Issuance Date...........................................June 25, 1996

14.Series 1996-G

   Initial Class A Investor Interest...............................$425,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.18% per annum
   Initial Class B Investor Interest................................$37,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.35% per annum
   Class A Controlled Accumulation Amount.......................$35,416,666.67*
   Class A Scheduled Payment Date...................July 2006 Distribution Date
   Class B Scheduled Payment Date.................August 2006 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$37,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-G Termination Date...............December 2008 Distribution Date
   Series Issuance Date...........................................July 17, 1996

15.Series 1996-H

   Initial Class A Investor Interest.............................$1,020,000,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.10% per annum
   Initial Class B Investor Interest................................$90,000,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.27% per annum
   Class A Controlled Accumulation Amount..........................$85,000,000*
   Class A Scheduled Payment Date.................August 2001 Distribution Date
   Class B Scheduled Payment Date..............September 2001 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$90,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-H Termination Date................January 2004 Distribution Date
   Series Issuance Date.........................................August 14, 1996

16.Series 1996-I

   Initial Class A Deutsche Mark ("DM") Investor Interest......DM 1,000,000,000
   Initial Class A Investor Interest............................$666,444,518.49
   Class A Certificate Rate...........Three-Month DM LIBOR plus 0.09% per annum
   Class A Floating Dollar Rate.........Three-Month LIBOR plus 0.115% per annum
   Initial Class B Investor Interest................................$58,804,000
   Class B Certificate Rate..Not to Exceed Three-Month LIBOR plus 0.50% per annum
   Class A Controlled Accumulation Amount.......................$55,537,043.21*
   Class A Scheduled Payment Date............................September 19, 2001
   Class B Scheduled Payment Date................October 2001 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$58,804,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-I Termination Date.............................February 18, 2004
   Series Issuance Date......................................September 25, 1996

17.Series 1996-J

   Initial Class A Investor Interest...............................$850,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.15% per annum
   Initial Class B Investor Interest................................$75,000,000
   Class B Certificate Rate................One-Month LIBOR plus 0.36% per annum
   Class A Controlled Accumulation Amount.......................$70,833,333.33*
   Class A Scheduled Payment Date..............September 2003 Distribution Date
   Class B Scheduled Payment Date................October 2003 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$75,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-J Termination Date...............February 2006 Distribution Date
   Series Issuance Date......................................September 19, 1996

18.Series 1996-K

   Initial Class A Investor Interest...............................$850,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.13% per annum
   Initial Class B Investor Interest................................$75,000,000
   Class B Certificate Rate................One-Month LIBOR plus 0.35% per annum
   Class A Controlled Accumulation Amount.......................$70,833,333.34*
   Class A Scheduled Payment Date................October 2003 Distribution Date
   Class B Scheduled Payment Date...............November 2003 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$75,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-K Termination Date..................March 2006 Distribution Date
   Series Issuance Date........................................October 24, 1996

19.Series 1996-M

   Initial Class A Investor Interest...............................$425,000,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.13% per annum
   Initial Class B Investor Interest................................$37,500,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.35% per annum
   Class A Controlled Accumulation Amount.......................$35,416,666.67*
   Class A Scheduled Payment Date...............November 2006 Distribution Date
   Class B Scheduled Payment Date...............December 2006 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$37,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1996-M Termination Date..................April 2009 Distribution Date
   Series Issuance Date.......................................November 26, 1996

20.Series 1997-B

   Initial Class A Investor Interest...............................$850,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.16% per annum
   Initial Class B Investor Interest................................$75,000,000
   Class B Certificate Rate................One-Month LIBOR plus 0.35% per annum
   Controlled Accumulation Amount...............................$83,333,333.34*
   Scheduled Payment Date..........................March 2012 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Class C Investor Interest................................$75,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-B Termination Date.................August 2014 Distribution Date
   Series Issuance Date.......................................February 27, 1997

21.Series 1997-C

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.11% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.30% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date..........................March 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-C Termination Date.................August 2006 Distribution Date
   Series Issuance Date..........................................March 26, 1997

22.Series 1997-D

   Initial Class A Investor Interest...............................$387,948,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.05% per annum
   Initial Class B Investor Interest................................$34,231,000
   Class B Certificate Rate..Not to Exceed Three-Month LIBOR plus 0.50% per annum
   Controlled Accumulation Amount...............................$38,034,166.67*
   Scheduled Payment Date............................May 2007 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Class C Investor Interest................................$34,231,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-D Termination Date................October 2009 Distribution Date
   Series Issuance Date............................................May 22, 1997

23.Series 1997-E

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.08% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.28% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date..........................April 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-E Termination Date..............September 2004 Distribution Date
   Series Issuance Date.............................................May 8, 1997

24.Series 1997-F

   Initial Class A Investor Interest...............................$600,000,000
   Class A Certificate Rate.....................................6.60% per annum
   Initial Class B Investor Interest................................$53,000,000
   Class B Certificate Rate................One-Month LIBOR plus 0.29% per annum
   Controlled Accumulation Amount...............................$54,416,666.67*
   Scheduled Payment Date...........................June 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$53,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-F Termination Date...............November 2004 Distribution Date
   Series Issuance Date...........................................June 18, 1997

25.Series 1997-G

   Initial Class A Investor Interest...............................$460,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.15% per annum
   Initial Class B Investor Interest................................$40,600,000
   Class B Certificate Rate................One-Month LIBOR plus 0.36% per annum
   Controlled Accumulation Amount...............................$41,716,666.67*
   Scheduled Payment Date...........................June 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$40,600,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-G Termination Date...............November 2006 Distribution Date
   Series Issuance Date...........................................June 18, 1997

26.Series 1997-H

   Initial Class A Investor Interest...............................$507,357,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.07% per annum
   Initial Class B Investor Interest................................$44,770,000
   Class B Certificate Rate..Not to Exceed Three-Month LIBOR plus 0.50% per annum
   Controlled Accumulation Amount...............................$49,741,416.67*
   Scheduled Payment Date......................September 2007 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Class C Investor Interest................................$44,770,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-H Termination Date...............February 2010 Distribution Date
   Series Issuance Date..........................................August 6, 1997

27.Series 1997-I

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate.....................................6.55% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.31% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date.........................August 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-I Termination Date................January 2007 Distribution Date
   Series Issuance Date.........................................August 26, 1997

28.Series 1997-J

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.12% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.30% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date......................September 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-J Termination Date...............February 2007 Distribution Date
   Series Issuance Date......................................September 10, 1997

29.Series 1997-K

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.12% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.32% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date.......................November 2005 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-K Termination Date..................April 2008 Distribution Date
   Series Issuance Date........................................October 22, 1997

30.Series 1997-L

   Initial Class A Investor Interest...............................$511,000,000
   Class A Certificate Rate.............Three-Month LIBOR minus 0.01% per annum
   Initial Class B Investor Interest................................$45,100,000
   Class B Certificate Rate..Not to Exceed Three-Month LIBOR plus 0.50% per annum
   Controlled Accumulation Amount...............................$46,341,666.67*
   Scheduled Payment Date.......................November 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$45,100,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-L Termination Date..................April 2005 Distribution Date
   Series Issuance Date.......................................November 13, 1997

31.Series 1997-M

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.11% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.27% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date........................October 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-M Termination Date..................March 2005 Distribution Date
   Series Issuance Date........................................November 6, 1997

32.Series 1997-O

   Initial Class A Investor Interest...............................$425,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.17% per annum
   Initial Class B Investor Interest................................$37,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.35% per annum
   Controlled Accumulation Amount...............................$38,541,666.67*
   Scheduled Payment Date.......................December 2007 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$37,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1997-O Termination Date....................May 2010 Distribution Date
   Series Issuance Date.......................................December 23, 1997

33.Series 1998-A

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.11% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate..Not to Exceed One-Month LIBOR plus 0.50% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date..........................March 2003 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-A Termination Date.................August 2005 Distribution Date
   Series Issuance Date..........................................March 18, 1998

34.Series 1998-B

   Initial Class A Investor Interest...............................$550,000,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.09% per annum
   Initial Class B Investor Interest................................$48,530,000
   Class B Certificate Rate..Not to Exceed Three-Month LIBOR plus 0.50% per annum
   Controlled Accumulation Amount..................................$49,877,500*
   Scheduled Payment Date..........................April 2008 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$48,530,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-B Termination Date..............September 2010 Distribution Date
   Series Issuance Date..........................................April 14, 1998

35.Series 1998-C

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.08% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.25% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date...........................June 2003 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-C Termination Date...............November 2005 Distribution Date
   Series Issuance Date...........................................June 24, 1998

36.Series 1998-D

   Initial Class A Investor Interest...............................$475,000,000
   Class A Certificate Rate.....................................5.80% per annum
   Initial Class B Investor Interest................................$42,000,000
   Class B Certificate Rate................One-Month LIBOR plus 0.25% per annum
   Controlled Accumulation Amount...............................$46,583,333.33*
   Scheduled Payment Date...........................July 2003 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$42,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-D Termination Date...............December 2005 Distribution Date
   Series Issuance Date...........................................July 30, 1998

37.Series 1998-E

   Initial Class A Investor Interest...............................$750,000,000
   Class A Certificate Rate.............Three-Month LIBOR plus 0.145% per annum
   Initial Class B Investor Interest................................$66,200,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.33% per annum
   Controlled Accumulation Amount...............................$73,533,333.33*
   Scheduled Payment Date..........................April 2008 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$66,200,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-E Termination Date..............September 2010 Distribution Date
   Series Issuance Date.........................................August 11, 1998

38.Series 1998-F

   Initial Class A Investor Interest...............................$425,000,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.10% per annum
   Initial Class B Investor Interest................................$37,500,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.28% per annum
   Controlled Accumulation Amount...............................$41,666,666.67*
   Scheduled Payment Date......................September 2005 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$37,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-F Termination Date...............February 2008 Distribution Date
   Series Issuance Date.........................................August 26, 1998

39.Series 1998-G

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.13% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.40% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date......................September 2006 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-G Termination Date...............February 2009 Distribution Date
   Series Issuance Date......................................September 10, 1998

40.Series 1998-H

   Initial Class A Investor Interest...............................$470,000,000
   Initial Collateral Interest......................................$30,000,000
   Current Investor Interest as of November 30, 2000...............$500,000,000
   Maximum Investor Interest.......................................$500,000,000
   Certificate Rate......................................Commercial Paper Index
   Annual Servicing Fee Percentage...............................2.0% per annum
   Series Issuance Date......................................September 29, 1998

41.Series 1998-I

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-month LIBOR plus 0.26% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-month LIBOR plus 0.51% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date........................October 2001 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-I Termination Date................October 2003 Distribution Date
   Series Issuance Date........................................October 22, 1998

42.Series 1998-J

   Initial Class A Investor Interest...............................$660,000,000
   Class A Certificate Rate.....................................5.25% per annum
   Initial Class B Investor Interest................................$45,000,000
   Class B Certificate Rate.....................................5.65% per annum
   Controlled Accumulation Amount..................................$58,750,000*
   Scheduled Payment Date......................September 2003 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$45,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-J Termination Date...............February 2006 Distribution Date
   Series Issuance Date........................................October 29, 1998

43.Series 1998-K

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.24% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.49% per annum
   Controlled Accumulation Amount..................................$57,812,500*
   Scheduled Payment Date.........................August 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1998-K Termination Date................January 2005 Distribution Date
   Series Issuance Date.......................................November 24, 1998

44.Series 1998-L

   Initial Class A Investor Interest...............................$231,250,000
   Initial Collateral Interest......................................$18,750,000
   Current Investor Interest as of November 30, 2000...............$250,000,000
   Maximum Investor Interest.......................................$250,000,000
   Certificate Rate......................................Commercial Paper Index
   Annual Servicing Fee Percentage...............................2.0% per annum
   Series Issuance Date.......................................December 22, 1998

45.Series 1999-A

   Initial Class A Investor Interest...............................$425,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.14% per annum
   Initial Class B Investor Interest................................$37,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.37% per annum
   Controlled Accumulation Amount...............................$41,666,666,67*
   Scheduled Payment Date.......................February 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$37,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-A Termination Date...................July 2006 Distribution Date
   Series Issuance Date..........................................March 25, 1999

46.Series 1999-B

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate.....................................5.90% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate.....................................6.20% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date..........................March 2009 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-B Termination Date.................August 2011 Distribution Date
   Series Issuance Date..........................................March 26, 1999

47.Series 1999-C

   Initial Class A Investor Interest...............................$799,500,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.19% per annum
   Initial Class B Investor Interest................................$70,550,000
   Class B Certificate Rate..Not to Exceed Three-Month LIBOR plus 0.50% per annum
   Controlled Accumulation Amount...............................$78,383,333.33*
   Scheduled Payment Date............................May 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$70,550,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-C Termination Date................October 2006 Distribution Date
   Series Issuance Date............................................May 18, 1999

48.Series 1999-D

   Initial Class A Investor Interest...............................$425,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.19% per annum
   Initial Class B Investor Interest................................$37,500,000
   Class B Certificate Rate.....................................6.50% per annum
   Controlled Accumulation Amount...............................$41,666,666.67*
   Scheduled Payment Date...........................June 2006 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$37,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-D Termination Date...............November 2008 Distribution Date
   Series Issuance Date............................................June 3, 1999

49.Series 1999-E

   Initial Class A Investor Interest...............................$850,000,000
   Class A Certificate Rate...............One-Month LIBOR plus 0.125% per annum
   Initial Class B Investor Interest................................$75,000,000
   Class B Certificate Rate................One-Month LIBOR plus 0.32% per annum
   Controlled Accumulation Amount...............................$83,333,333.33*
   Scheduled Payment Date...........................June 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$75,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-E Termination Date...................June 2004 Distribution Date
   Series Issuance Date............................................July 7, 1999

50.Series 1999-F

   Initial Class A Investor Interest...............................$509,400,000
   Class A Certificate Rate............Three-Month LIBOR minus 0.125% per annum
   Initial Class B Investor Interest................................$44,950,000
   Class B Certificate Rate..Not to Exceed Three-Month LIBOR plus 0.50% per annum
   Controlled Accumulation Amount...............................$49,941,666.67*
   Scheduled Payment Date.........................August 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$44,950,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-F Termination Date................January 2007 Distribution Date
   Series Issuance Date..........................................August 3, 1999

51.Series 1999-G

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate.....................................6.35% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate.....................................6.60% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date...........................July 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-G Termination Date...............December 2006 Distribution Date
   Series Issuance Date...........................................July 29, 1999

52.Series 1999-H

   Initial Class A Investor Interest...............................$850,000,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.21% per annum
   Initial Class B Investor Interest................................$75,000,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.48% per annum
   Controlled Accumulation Amount...............................$83,333,333.33*
   Scheduled Payment Date..........................April 2004 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$75,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-H Termination Date..............September 2006 Distribution Date
   Series Issuance Date.........................................August 18, 1999

53.Series 1999-I

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate.....................................6.40% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate.....................................6.70% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date.........................August 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-I Termination Date................January 2005 Distribution Date
   Series Issuance Date.......................................September 8, 1999

54.Series 1999-J

   Initial Class A Investor Interest...............................$850,000,000
   Class A Certificate Rate.....................................7.00% per annum
   Initial Class B Investor Interest................................$75,000,000
   Class B Certificate Rate.....................................7.40% per annum
   Controlled Accumulation Amount...............................$83,333,333.33*
   Scheduled Payment Date......................September 2009 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Initial Collateral Interest......................................$75,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-J Termination Date...............February 2012 Distribution Date
   Series Issuance Date......................................September 23, 1999

55.Series 1999-K

   Maximum Class A Adjusted Investor Interest (subject to in-
    crease)......................................................$2,300,000,000
   Initial Collateral Interest.....................................$200,000,000
   Scheduled Payment Date........................October 2002 Distribution Date
   Annual Servicing Fee Percentage...............................2.0% per annum
   Series 1999-K Termination Date..................March 2005 Distribution Date
   Series Issuance Date........................................October 27, 1999

56.Series 1999-L

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.25% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.53% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date........................October 2006 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-L Termination Date..................March 2009 Distribution Date
   Series Issuance Date........................................November 5, 1999

57.Series 1999-M

   Initial Class A Investor Interest...............................$425,000,000
   Class A Certificate Rate.....................................6.60% per annum
   Initial Class B Investor Interest................................$37,500,000
   Class B Certificate Rate.....................................6.80% per annum
   Controlled Accumulation Amount...............................$41,666,666.67*
   Scheduled Payment Date.......................November 2004 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$37,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 1999-M Termination Date..................April 2007 Distribution Date
   Series Issuance Date........................................December 1, 1999

58.Series 2000-A

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate.....................................7.35% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate.....................................7.55% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date.......................February 2005 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-A Termination Date...................July 2007 Distribution Date
   Series Issuance Date...........................................March 8, 2000

59.Series 2000-B

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate...............One-Month LIBOR plus 0.115% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.30% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date.......................February 2003 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-B Termination Date...................July 2005 Distribution Date
   Series Issuance Date..........................................March 28, 2000

60.Series 2000-C

   Initial Class A Investor Interest.............................$1,275,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.16% per annum
   Initial Class B Investor Interest...............................$112,500,000
   Class B Certificate Rate...............One-Month LIBOR plus 0.375% per annum
   Controlled Accumulation Amount.................................$125,000,000*
   Scheduled Payment Date.......................February 2005 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest.....................................$112,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-C Termination Date...................July 2007 Distribution Date
   Series Issuance Date..........................................April 13, 2000

61.Series 2000-D

   Initial Class A Investor Interest...............................$722,500,000
   Class A Certificate Rate................One-Month LIBOR plus 0.20% per annum
   Initial Class B Investor Interest................................$63,750,000
   Class B Certificate Rate................One-Month LIBOR plus 0.43% per annum
   Controlled Accumulation Amount...............................$70,833,333.33*
   Scheduled Payment Date..........................April 2007 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$63,750,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-D Termination Date..............September 2009 Distribution Date
   Series Issuance Date............................................May 11, 2000

62.Series 2000-E

   Initial Class A Investor Interest...............................$500,000,000
   Class A Certificate Rate.....................................7.80% per annum
   Initial Class B Investor Interest................................$45,000,000
   Class B Certificate Rate.....................................8.15% per annum
   Controlled Accumulation Amount...............................$49,166,666.67*
   Scheduled Payment Date............................May 2010 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$45,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-E Termination Date................October 2012 Distribution Date
   Series Issuance Date............................................June 1, 2000

63.Series 2000-F

   Initial Class A Investor Interest...............................$750,000,000
   Class A Certificate Rate.............Three-Month LIBOR plus 0.125% per annum
   Initial Class B Investor Interest................................$66,200,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.35% per annum
   Controlled Accumulation Amount...............................$73,533,333.33*
   Scheduled Payment Date...........................June 2005 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$66,200,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-F Termination Date...............November 2007 Distribution Date
   Series Issuance Date...........................................June 23, 2000

64.Series 2000-G

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.13% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate..............Three-Month LIBOR plus 0.40% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date...........................July 2005 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-G Termination Date...............December 2007 Distribution Date
   Series Issuance Date...........................................July 20, 2000

65.Series 2000-H

   Initial Class A Investor Interest...............................$595,000,000
   Class A Certificate Rate................One-Month LIBOR plus 0.25% per annum
   Initial Class B Investor Interest................................$52,500,000
   Class B Certificate Rate................One-Month LIBOR plus 0.60% per annum
   Controlled Accumulation Amount...............................$58,333,333.33*
   Scheduled Payment Date.........................August 2010 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$52,500,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-H Termination Date................January 2013 Distribution Date
   Series Issuance Date.........................................August 23, 2000

66.Series 2000-I

   Initial Class A Investor Interest...............................$850,000,000
   Class A Certificate Rate.....................................6.90% per annum
   Initial Class B Investor Interest................................$75,000,000
   Class B Certificate Rate.....................................7.15% per annum
   Controlled Accumulation Amount...............................$83,333,333.33*
   Scheduled Payment Date.........................August 2005 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$75,000,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-I Termination Date................January 2008 Distribution Date
   Series Issuance Date.......................................September 8, 2000

67.Series 2000-J

   Initial Class A Swiss Francs ("CHF") Investor Interest.....CHF 1,000,000,000
   Initial Class A Investor Interest...............................$568,990,043
   Class A Certificate Rate....................................4.125% per annum
   Class A Floating Dollar Rate..........Three-Month LIBOR plus 0.21% per annum
   Initial Class B Investor Interest................................$50,250,000
   Class B Certificate Rate................One-Month LIBOR plus 0.44% per annum
   Controlled Accumulation Amount..................................$55,790,837*
   Class A Scheduled Payment Date..............................October 17, 2007
   Class B Scheduled Payment Date................October 2007 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$50,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-J Termination Date................................March 17, 2010
   Series Issuance Date........................................October 12, 2000

68.Series 2000-K

   Initial Class A Investor Interest...............................$637,500,000
   Class A Certificate Rate..............Three-Month LIBOR plus 0.11% per annum
   Initial Class B Investor Interest................................$56,250,000
   Class B Certificate Rate.............Three-Month LIBOR plus 0.375% per annum
   Controlled Accumulation Amount..................................$62,500,000*
   Scheduled Payment Date........................October 2005 Distribution Date
   Annual Servicing Fee..........................................2.0% per annum
   Initial Collateral Interest......................................$56,250,000
   Other Enhancement for the Class A Certificates......Subordination of Class B
    Certificates
   Series 2000-K Termination Date..................March 2008 Distribution Date
   Series Issuance Date.......................................November 21, 2000

69.Series 2000-Z

   Initial Class A Investor Interest.........................................$0
   Initial Class B Investor Interest.........................................$0
   Current Investor Interest as of November 30, 2000.........................$0
   Maximum Investor Interest.......................................$837,988,827
   Certificate Rate......................................Commercial Paper Index
   Annual Servicing Fee Percentage...............................2.0% per annum
   Series Issuance Date..........................................March 30, 2000

--------
* Subject to change if the commencement of the accumulation period or controlled accumulation period, as applicable, is delayed.

                        MBNA Master Credit Card Trust II
                                     Issuer


                        [MBNA AMERICA Logo Appears Here]

                    MBNA America Bank, National Association
                              Seller and Servicer

                                 SERIES 2000-L

                                  $425,000,000
                    Class A 6.50% Asset Backed Certificates

                                  $37,500,000
                Class B Floating Rate Asset Backed Certificates

                               ----------------

                             PROSPECTUS SUPPLEMENT

                               ----------------

                    Underwriters of the Class A certificates


                              Salomon Smith Barney

                         Banc of America Securities LLC

                         Banc One Capital Markets, Inc.

                                Barclays Capital

                           Deutsche Banc Alex. Brown

                    Underwriter of the Class B certificates

                              Salomon Smith Barney

     You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

     We are not offering the certificates in any state where the offer is not permitted.

     We do not claim the accuracy of the information in this prospectus supplement and the accompanying prospectus as of any date other than the dates stated on their respective covers.

     Dealers will deliver a prospectus supplement and prospectus when acting as underwriters of the certificates and with respect to their unsold allotments or subscriptions. In addition, all dealers selling the certificates will deliver a prospectus supplement and prospectus until March 5, 2001.


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